UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
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Soliciting Material under §240.14a-12

Compass Minerals International, Inc.

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Compass Minerals®

2021
ANNUAL MEETING OF STOCKHOLDERS

COMPASS MINERALS INTERNATIONAL, INC.

MAY 18 Tuesday, May 18, 2021 at 12:00 p.m. CT

www.virtualshareholdermeeting.com/CMP2021

$1.4B
TOTAL SALES

21
PACKAGING AND PRODUCTION FACILITIES

3,000+
EMPLOYEES WORLDWIDE

COMPASS MINERALS INTERNATIONAL, INC.
9900 West 109th Street, Suite 100
Overland Park, Kansas 66210
(913) 344-9200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Our Stockholders,
We cordially invite you to attend the 2021 annual meeting of stockholders of Compass Minerals International, Inc. Due to the public health impact of the coronavirus (COVID-19), and to support the safety, health and well-being of our stockholders, employees and other partners; we will be holding the annual meeting via live webcast.

Tuesday, May 18, 2021 12:00 p.m., Central time	www.virtualshareholder meeting.com/CMP2021	Only stockholders of record as of the close of business on March 19, 2021 may vote at the meeting or any postponements or adjournments of the meeting
We look forward to your attendance at our virtual meeting, where you will be able to vote and submit questions. We have worked to offer the same participation opportunities as were provided at our past in-person meetings while making participation available to all stockholders with internet connectivity regardless of their location.
At the meeting, our stockholders will be asked to consider and act upon the following items of business:
Items of Business
1	Elect eight director nominees, each for a one-year term
2	Approve, on an advisory basis, the compensation of our named executive officers
3	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021
4	Consider any other business that may properly come before the meeting and any postponement or adjournment of the meeting
We have elected to provide access to our proxy materials over the internet under the Securities and Exchange Commission’s “notice and access” rules again this year. This process reduces the costs of printing and distributing our proxy materials as well as the environmental impact of our annual meeting.
YOUR VOTE IS VERY IMPORTANT.
Please vote regardless of whether or not you plan to attend our annual meeting.
If you would like more information, please see the Questions and Answers section of this Proxy Statement.
By Order of the Board of Directors, Mary L. Frontczak Chief Legal and Administrative Officer and Corporate Secretary
April 2, 2021

1	Proxy Statement Summary
15	Governance
15	Proposal 1―Election of Directors
16	2021 Nominees for Director
21	Board of Directors and Board Committees
29	Corporate Governance
34	2020 Non-Employee Director Compensation
36	Compensation
36	Proposal 2―Advisory Approval of Executive Compensation
37	Compensation Discussion and Analysis
38	2020 Named Executive Officers
38	I. Executive Summary
43	II. Executive Compensation Framework and Governance
48	III. Executive Compensation Decisions for 2020
55	IV. Executive Compensation Decisions for 2021
57	V. Other Compensation Policies and Practices
60	Compensation Committee Report
61	Executive Compensation Tables
61	2020 Summary Compensation Table
63	2020 Grants of Plan-Based Awards
64	Outstanding Equity Awards at 2020 Year-End
66	Option Exercises and Stock Vested during 2020
67	Non-Qualified Deferred Compensation for 2020
68	Termination of Employment and Change in Control Benefits
73	2020 Potential Payments Upon Change in Control and Other Events
75	CEO Pay Ratio
76	Audit Matters
76	Proposal 3―Ratification of Appointment of Independent Auditors
77	Report of the Audit Committee
79	Stock Ownership
79	Stock Ownership of Certain Beneficial Owners and Management
81	Delinquent Section 16(a) Reports
82	Questions and Answers about the Annual Meeting
86	Other Matters
87	Additional Filings and Information

PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all of the information you should consider, and you should read the entire Proxy Statement carefully before voting. References in this Proxy Statement to the “Company,” “Compass Minerals,” “we,” “us” and “our” refer to Compass Minerals International, Inc.
2021 Annual Meeting of Stockholders
Tuesday, May 18, 2021 12:00 p.m., Central time	www.virtualshareholder meeting.com/CMP2021	Only stockholders of record as of the close of business on March 19, 2021 may vote	Stockholders of record are entitled to one vote per share of common stock
VOTING MATTERS AND OUR BOARD’S RECOMMENDATION
Items of Business		Board Vote Recommendation	Page Reference
1	Elect eight director nominees, each for a one-year term	FOR each Director Nominee	15
2	Approve, on an advisory basis, the compensation of our named executive officers	FOR	36
3	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021	FOR	76
In addition to these matters, stockholders may be asked to vote on such other business as may properly come before our 2021 annual meeting of stockholders (the “Annual Meeting”).
Governance Overview » SEE PAGE 15
DIRECTOR NOMINEES
Stockholders are being asked to elect the following eight nominees as directors, each having been nominated by our Board of Directors (our “Board of Directors” or “Board”).
» Kevin S. Crutchfield	» Allan R. Rothwell
» Eric Ford	» Lori A. Walker
» Richard S. Grant	» Paul S. Williams
» Joseph E. Reece	» Amy J. Yoder
Our stockholders expect our Board to:
»
oversee management performance,

»
ensure the long-term interests of our stockholders are being served,

»
monitor risks and adherence to our policies, and

»
perform the duties and responsibilities assigned to our Board under our Bylaws, Corporate Governance Guidelines and the laws of the State of Delaware, our state of incorporation.

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 1

To fulfill these responsibilities, our Board is committed to being comprised of directors who bring diverse attributes, backgrounds, viewpoints and perspectives. We believe each of our directors’ qualifications add to the overall performance of our Board. The following table and charts provide an overview of each of our eight director nominees. Additional information about each director’s background and experience can be found in the “2021 Nominees for Director” section of this Proxy Statement.

2 | investors.compassminerals.com

PROXY STATEMENT SUMMARY
Our Board of Directors―Director Nominees »
Director and Principal Occupation	Age	Director Since	Independent	Other Public Company Boards			Committee Membership

					Qualifications and Attributes		AUDIT	COMP	EHS&S	NCG
KEVIN S. CRUTCHFIELD President and CEO, Compass Minerals	60	2019		0	» Business Leader » Industry Knowledge » International Business » Operations/EH&S	» Risk Management » Sales and Marketing » Strategy/M&A
ERIC FORD Retired EVP, Office of the CEO, Peabody Energy Corporation	66	2011		0	» Business Leader » Industry Knowledge » International Business » Operations/EH&S	» Risk Management » Sales and Marketing » Strategy/M&A
RICHARD S. GRANT Retired CEO, BOC Process Gas Solutions	74	2004		0	» Business Leader » International Business » Risk Management	» Sales and Marketing » Strategy/M&A
JOSEPH E. REECE Managing Member, SilverBox Capital, LLC and CEO, Helena Capital, LLC	59	2019		1	» Business Leader » Financial Expert » Industry Knowledge » International Business	» Risk Management » Sales and Marketing » Strategy/M&A
ALLAN R. ROTHWELL Retired EVP, and President of the Voridian Division, Eastman Chemical Company	73	2006		0	» Business Leader » Financial Expert » International Business » Risk Management	» Sales and Marketing » Strategy/M&A
LORI A. WALKER Retired CFO and SVP, Valspar Corporation	63	2015		2	» Business Leader » Diversity » Financial Expert	» International Business » Risk Management » Strategy/M&A
PAUL S. WILLIAMS Retired Partner and Managing Director, Major, Lindsey & Africa, LLC	61	2009		3	» Business Leader » Diversity » International Business » Risk Management	» Sales and Marketing » Strategy/M&A » Talent Development
AMY J. YODER President and CEO, Anuvia Plant Nutrient	54	2012		1	» Business Leader » Diversity » Industry Knowledge » International Business	» Risk Management » Sales and Marketing » Strategy/M&A
Committee Chair	Committee Member	Non-Executive Chairman of the Board	Audit Committee financial expert

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 3

DIRECTOR NOMINEE SNAPSHOT

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PROXY STATEMENT SUMMARY
Skills, Experience and Attributes
Business/Functional Leader
Diversity
Financial Expert
Industry Knowledge
International Business
Operations / Environmental, Health & Safety (EH&S)
Risk Management
Sales and Marketing
Strategy/M&A
Talent Development

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 5

CORPORATE GOVERNANCE HIGHLIGHTS
Our Board of Directors places great value on strong governance controls and regularly evaluates and implements emerging best practices. Set forth below are key highlights of our corporate governance practices that are further discussed beginning on page 29 of this Proxy Statement.

We amended our Certificate of Incorporation in May 2020 to declassify our Board of Directors. The Board is now fully declassified and directors are elected for one-year terms.
Our Board amended our bylaws in December 2020 to provide stockholders a proxy access right for director elections.
Our Board annually reviews its size, composition and ability to function effectively and with appropriate expertise and diversity.
Our Board leadership consists of a Non-Executive Chairman of the Board and independent directors serving as all Board committee chairs. Mr. Grant serves as our Non-Executive Chairman of the Board.
All of our directors (except our CEO) are independent with varying degrees of tenure on our Board.
We value diversity, which is exhibited in the diversity of our directors’ genders, ethnicities, areas of professional expertise, skills, geographies and backgrounds.
Our Board met 5 times in 2020 and held executive sessions of independent directors at each regularly scheduled Board meeting and Board committee meeting in 2020.
Our Board includes three audit committee financial experts.
Our Board oversees our enterprise risk management process and succession plans for all executive officers.

Our Board recognizes the environmental, health, safety and sustainability risks that are inherent in our business. The EHS&S Committee of our Board works closely with our management to provide oversight of environmental, health, safety and sustainability matters impacting us to promote a culture that prioritizes safety, environmental stewardship and sustainability. The EHS&S Committee monitors our environmental, health, safety and sustainability performance against our targets and objectives.

Our anti-hedging policy prohibits all directors, executive officers and employees from engaging in short sales of our securities and from buying, selling or investing in Company-based derivative securities, including entering into any hedging transactions with respect to our securities or engaging in comparable transactions.

Self-evaluations for our Board as a whole, each Board committee and individual directors are conducted annually. In 2020, our Board evaluation was conducted by an independent third party.
All directors are in compliance with our Stock Ownership Guidelines requiring significant ownership of our common stock.

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PROXY STATEMENT SUMMARY
Compensation Overview » SEE PAGE 36
ADVISORY APPROVAL OF EXECUTIVE COMPENSATION
We are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers (“NEOs”), commonly referred to as a “say-on-pay vote.” Our Board and the Compensation Committee value the opinions expressed by our stockholders and will continue to consider the results of this say-on-pay vote when evaluating our executive compensation program in the future.
2020 PERFORMANCE HIGHLIGHTS
While 2020 was a challenging year for most companies and we were no exception, our collaborative team approach allowed us to continue to make significant strides to enable Compass Minerals to capture value from our strong assets and attractive markets. As an essential company focused on improved mine performance, product innovation and enterprise-wide optimization, we are moving forward to deliver our true potential for our employees, stockholders, customers and communities.
»
Compass Minerals operates the largest salt mine anywhere in the world, ideally located within the North American snowbelt where demand for deicing salt is routinely strong.

»
We have the only sulfate of potash (“SOP”) production assets in North America and the largest in the Western Hemisphere, enabling us to position ourselves as the most efficient supplier to some of the largest agriculture regions in the hemisphere.

»
Our products tend to provide the most cost-effective solutions for our customers’ needs and are generally less susceptible to downturns in the economic cycle.

In 2020, we continued to see the efforts from our enterprise-wide optimization further enhance our production at the flagship Goderich mine, which during the fourth quarter achieved its highest monthly production level since its conversion to continuous mining and haulage. Our plant nutrition businesses closed the year with year-over-year increases in sales volumes and revenue for North America, while revenue and average selling prices in local currency experienced double digit increases in South America, compared to 2019. As important, we were able to build upon our safety culture and took many prudent steps provide a secure working environment for our employees across the Company’s operations in the face of COVID-19 and other challenges.

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 7

EXECUTIVE COMPENSATION HIGHLIGHTS
Our executive compensation program is designed to promote stockholder interests by aligning our compensation with the realization of our business objectives and stockholder value. Set forth below are key highlights of our executive compensation program that are further discussed in the “Compensation Discussion and Analysis” section of this Proxy Statement.

Our executive officers’ total direct compensation consists of three principal elements — base salary, annual cash incentive bonuses based on Company and individual objectives, and long-term equity incentives. Our Compensation Committee regularly reviews each of our NEO’s total direct compensation to ensure compensation is tied to performance, competitive in comparison to our peers and appropriate to attract and retain top talent.

The performance of our executive officers is essential to achieving our goal of increasing stockholder value. As a result, our executive compensation program has a significant portion of at-risk short-term and long-term compensation components to ensure alignment of executive officer and stockholder interests.

Our 2020 targeted fixed compensation for our CEO was 18% of his total compensation package. For our other NEOs (other than one individual who served in an executive officer capacity for only a portion of 2020), the targeted fixed compensation was 29% of their total direct compensation (excluding one-time sign-on compensation).

Variable compensation, which is comprised of cash incentive bonuses and long-term equity, was targeted for 2020 to constitute 82% of the total direct compensation of our CEO and 71% of the total direct compensation of our other NEOs (other than an individual who served in an executive officer capacity for only a portion of 2020 and excluding one-time sign-on compensation).

Our Management Annual Incentive Program (“MAIP”) is our annual cash incentive bonus program, which rewards our executive officers for achieving stretch targets that emphasize Company-wide and individual performance. The Compensation Committee made several changes to the MAIP for 2020, including adding new organizational performance factors, including metrics tied to ESG and human capital management.

A significant portion of our executive compensation is tied to long-term performance with 100% of our long-term incentive awards denominated and paid in equity rather than cash.

Our stockholders affirmed their support of our executive compensation program in 2020 by casting 76.68% of the votes in favor of our NEO compensation. Following this result, we proactively reached out to our largest stockholders to solicit their feedback regarding our executive compensation practices.

As of March 2021, all executive officers are on track to be in compliance with our Stock Ownership Guidelines, which require significant ownership of Compass Minerals common stock.

Our Compensation Clawback Policy requires repayment of bonus or other incentive-based or equity-based compensation awarded or paid under our incentive plans in the event of a financial restatement. Our executive officers are subject to a strong “no fault” policy whether or not an executive officer’s actions involved misconduct.

Under our 2015 Incentive Award Plan, 2020 Incentive Award Plan and our Corporate Governance Guidelines, stockholder approval is required to reprice any previously granted stock options.

8 | investors.compassminerals.com

PROXY STATEMENT SUMMARY
2020 Target Compensation Mix »
Auditor Overview » SEE PAGE 76
RATIFICATION OF APPOINTMENT OF AUDITORS
We have engaged Ernst & Young LLP as our independent auditors since 2005. Stockholders are being asked to ratify the selection of Ernst & Young as our independent registered accounting firm for 2021.
Members of our management team and representatives of Ernst & Young are expected to attend the Annual Meeting and be available to respond to questions from stockholders.

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 9

ABOUT COMPASS MINERALS

Compass Minerals is a leading provider of essential minerals focused on safely delivering where and when it matters to help solve nature’s challenges for customers and communities. Its salt products help keep roadways safe during winter weather and are used in numerous other consumer, industrial and agricultural applications. Its plant nutrition business manufactures an innovative and diverse portfolio of products that improve the quality and yield of crops, while supporting sustainable agriculture. Additionally, its specialty chemical business serves the water treatment industry and other industrial processes. The Company operates 21 production and packaging facilities with more than 3,000 personnel throughout the U.S., Canada, Brazil and the U.K. Visit compassminerals.com for more information about the Company and its products.
CORPORATE RESPONSIBILITY
At Compass Minerals, the work we do requires a deep respect for the land, water and broader environment in which we operate. This involves being responsible stewards of the natural resources, energy and other inputs we use to produce and distribute our products to customers around the world. We are strategic with the capital we deploy to positively impact the sustainability of our business. We also prioritize the safety, health and wellbeing of not only our employees, but also the communities in which we live and work.

10 | investors.compassminerals.com

ESG Highlights — 2019 Year-over-Year Progress »
In 2020, we published our fifth comprehensive ESG report, which included a transparent look at our progress on key ESG issues important to our stakeholders and our long-term sustainability. You can view our full ESG report at www.compassminerals.com/sustainability-report. Set forth below are key highlights from our 2019 ESG report.

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 11

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2021 Annual Meeting
Our Board of Directors is providing you this Proxy Statement in connection with the solicitation of proxies on its behalf for the Annual Meeting. The meeting will take place:

At the meeting, stockholders will vote on:
Items of Business		Board Vote Recommendation	Page Reference
1	Election of eight director nominees, each for a one-year term	FOR each Director Nominee	15
2	Approval, on an advisory basis, of the compensation of our named executive officers	FOR	36
3	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021	FOR	76
In addition, stockholders will transact any other business that may properly come before the meeting, although we know of no other business to be presented.

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 13

HOW TO VOTE
Stockholders of Record »		Beneficial Owners »
Have your Notice or proxy card in hand and follow the instructions.
If you are a beneficial owner and your shares are held by a bank, broker or other nominee, you should follow the instructions provided to you by that firm. Although most banks and brokers now offer voting by mail, telephone and on the Internet, availability and specific procedures will depend on their voting arrangements.

BY TELEPHONE	Dial toll-free, 24/7, 1-800-690-6903
BY INTERNET	Visit, 24/7, www.proxyvote.com
BY MAIL	Complete, date and sign your proxy card and send by mail in the enclosed postage- paid envelope
BY MOBILE DEVICE	Scan the QR code
ONLINE DURING THE ANNUAL MEETING	Vote online during the Annual Meeting at www.virtualshareholdermeeting.com/CMP2021
The deadline to vote by phone or electronically is 11:59 p.m. Eastern Time on May 17, 2021. If you vote by phone or electronically, you do not need to return a proxy card.
By submitting your proxy, you authorize Mary L. Frontczak and Zoe A. Vantzos, both officers of Compass Minerals, to represent you and vote your shares at the meeting in accordance with your instructions. If you do not provide instructions, they will vote your shares consistent with the Board’s recommendations. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.
Our proxy materials include this Proxy Statement, our 2021 Annual Report to Stockholders (the “Annual Report”), which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as well as the proxy card or a voting instruction form. The Annual Report and the information contained on our website do not constitute a part of the proxy solicitation materials and are not incorporated by reference into this Proxy Statement.

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GOVERNANCE
CURRENT NOMINEES
Our Board of Directors currently consists of nine directors.
»
We amended our Certificate of Incorporation in May 2020 to declassify our Board of Directors. The Board is now fully declassified and directors are elected for one-year terms.

»
The size of our Board was decreased from ten to nine members in May 2020 with the retirement of David J. D’Antoni from the Board, in accordance with the director retirement policy in our Corporate Governance Guidelines.

»
Our Board of Directors determined not to renominate Valdemar L. Fischer for election to the Board this year. Mr. Fischer joined our Board in 2017 and provided expertise in Brazil and Latin America. The Board’s decision not to renominate Mr. Fischer was based upon, among other factors, the strategic evaluation and potential sale of the Company’s Plant Nutrition South American businesses. The Board is grateful for Mr. Fischer’s contributions to Compass Minerals. In connection with this decision, the Board determined to reduce the size of the Board to eight members, and the remaining eight incumbent directors have been renominated for election at the Annual Meeting.

Our Board of Directors recommends eight nominees for election to the Board for one-year terms beginning in May 2021 and until a successor is duly elected and qualified or his or her earlier death, resignation or removal. On the following pages, we list reasons for nominating each individual.
Each nominee was previously elected at a Compass Minerals annual meeting of stockholders. Each nominee has consented to being named in this Proxy Statement and has agreed to serve, if elected. The Board expects all nominees named in this Proxy Statement to be available for election. If a nominee is unable to stand for election, our Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected for any nominee, the proxy holders will vote your shares for the substitute nominee.
VOTE REQUIRED
Each director will be elected by the affirmative vote of a majority of the votes cast at the meeting with respect to that director nominee. This means that each nominee will be elected if the number of votes cast FOR the nominee’s election exceeds the votes cast AGAINST the nominee’s election. Abstentions and broker non-votes will have no effect on the election of any nominee.
The Board of Directors recommends that you vote FOR the election of each of the eight director nominees.

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 15

2021 Nominees for Director
BOARD COMPOSITION
PRESIDENT AND CEO, COMPASS MINERALS INTERNATIONAL, INC. COMMITTEES » Environmental, Health, Safety and Sustainability	KEVIN S. CRUTCHFIELD	Age 60 | Director since 2019

SUMMARY
»
Mr. Crutchfield joined Compass Minerals in 2019 as our President and Chief Executive Officer with more than 30 years of mining experience.

»
Prior to joining Compass Minerals in 2019, Mr. Crutchfield served as CEO and member of the board of directors of Alpha Metallurgical Resources, Inc. (f/k/a Contura Energy, Inc.), a publicly traded, leading coal supplier, since the company’s inception in 2016.

»
Previously, he served as chairman (from 2012 to 2016) and CEO (from 2009 to 2016) of Alpha Natural Resources, Inc., a coal producer. From 2003 to 2009, he held roles of increasing responsibility at Alpha Natural Resources.

»
Prior to Alpha Natural Resources, Mr. Crutchfield spent over 15 years working at El Paso Corporation, a natural gas and energy provider, as well as other coal and gas producers.

PRIOR PUBLIC COMPANY BOARDS
»
Alpha Metallurgical Resources, Inc. (f/k/a Contura Energy, Inc.)

»
Alpha Natural Resources, Inc.

»
Coeur Mining, Inc.

QUALIFICATIONS
Mr. Crutchfield has:
(i)
extensive operating and managerial experience in domestic and international businesses;

(ii)
inclusive leadership and communication skills;

(iii)
commodity risk management expertise;

(iv)
extensive experience in advancing growth strategies, including acquisitions and strategic alliances; and

(v)
broad experience in corporate governance.

Mr. Crutchfield’s leadership and strong strategic focus continue to provide our Board with the insight necessary to strategically plan for the company’s long-term success. He also provides valuable insight into our operations, management and culture, providing an essential link between management and the Board on management’s perspectives.

MR. CRUTCHFIELD’S QUALIFICATIONS AND ATTRIBUTES
Business/Functional Leader	International Business	Risk Management	Strategy/M&A
Industry Knowledge	Operations/EH&S	Sales and Marketing

16 | investors.compassminerals.com

GOVERNANCE
RETIRED EVP, OFFICE OF THE CEO, PEABODY ENERGY CORPORATION COMMITTEES » Environmental, Health, Safety and Sustainability » Nominating/ Corporate Governance	ERIC FORD	Age 66 | Independent Director since 2011

SUMMARY
»
Prior to his retirement in 2014, Mr. Ford served as EVP, Office of the Chief Executive Officer of Peabody Energy Corporation, the world’s largest private sector coal company. In this position, Mr. Ford oversaw strategic aspects of the company’s Australia platform, including business direction, operational and commercial strategy, risk management and external stakeholder interaction. Mr. Ford served in various senior executive roles at Peabody from 2007.

»
Prior to joining Peabody, he served as CEO of Anglo Coal Australia Pty Ltd.

QUALIFICATIONS
Mr. Ford has:
(i)
substantial leadership experience in managing and operating underground mining businesses on four continents;

(ii)
extensive expertise in strategic long-term and short-term natural resource planning and optimization;

(iii)
a deep understanding of environmental, health and safety practices and risk management and mitigation; and

(iv)
significant project development and implementation experience.

Mr. Ford brings to our Board and as Chair of the Environmental, Health, Safety and Sustainability Committee demonstrated executive leadership expertise and a keen understanding of the complexity of operating a global mining company.

MR. FORD’S QUALIFICATIONS AND ATTRIBUTES
Business/Functional Leader	International Business	Risk Management	Strategy/M&A
Industry Knowledge	Operations/EH&S	Sales and Marketing
RETIRED CEO, BOC PROCESS GAS SOLUTIONS Non-Executive Chairman of the Board COMMITTEES » Audit » Compensation	RICHARD S. GRANT	Age 74 | Independent Director since 2004

SUMMARY
»
From 1998 until his retirement in 2002, Mr. Grant served as CEO of BOC Process Gas Solutions, a global business providing utilities and services primarily to the chemical, petrochemical and metals industries. Concurrently, he served as a director of the BOC Group plc and Chairman of CNC sa, a Mexican joint venture.

»
Mr. Grant also served as Compass Minerals’ Interim President and CEO from November 2018 to May 2019 and as Interim CEO from December 2012 to January 2013.

»
Mr. Grant has served as the Non-Executive Chairman of the Board since May 2019, as Chairman of the Board from November 2018 to May 2019 and as the Lead Independent Director from 2005 until 2018, except during his short service as Interim CEO from December 2012 to January 2013.

PRIOR PUBIC COMPANY BOARDS
»
BlueLinx Holdings, Inc.

QUALIFICATIONS
Mr. Grant has:
(i)
substantial leadership and operational experience in a variety of complex, international businesses, which includes leadership positions based overseas;

(ii)
extensive experience involving acquisitions and strategic alliances;

(iii)
a strong understanding of corporate governance and board leadership for public and private companies; and

(iv)
experience in strategic planning, major capital projects, sales and marketing.

Mr. Grant’s international management and acquisition experience combined with his refined leadership skills have been critical to our Board and his effective leadership as Non-Executive Chairman of the Board.

MR. GRANTS QUALIFICATIONS AND ATTRIBUTES
Business/Functional Leader	Risk Management	Strategy/M&A
International Business	Sales and Marketing

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 17

MANAGING MEMBER, SILVERBOX CAPITAL, LLC AND CEO, HELENA CAPITAL, LLC COMMITTEES » Audit » Nominating/Corporate Governance	JOSEPH E. REECE	Age 59 | Independent Director since 2019

SUMMARY
»
Mr. Reece is currently the Managing Member of SilverBox Capital, LLC and the CEO of Helena Capital, LLC, a merchant bank he founded. He also serves as Executive Chairman of SilverBox Engaged Merger Corp I.

»
He returned to serving as CEO of Helena Capital in 2018 after having served as Executive Vice Chairman and Head of UBS Securities LLC’s Investment Bank for the Americas from 2017 to 2018. He also previously served on the board of directors for UBS Securities LLC.

»
Mr. Reece has also served as an employee and acted as a consultant to BDT & Company since October 2019.

»
Prior to these roles, he was at Credit Suisse from 1997 to 2015, in roles of increasing responsibility, including serving as Global Head of Equity Capital Markets and Co-Head of Credit Risk.

»
Previously, he served as an attorney for ten years, including at the law firm Skadden, Arps, Slate, Meagher & Flom LLP and at the Securities and Exchange Commission.

OTHER CURRENT PUBLIC COMPANY BOARDS
»
SilverBox Engaged Merger Corp I

PRIOR PUBLIC COMPANY BOARDS
»
Atlas Technical Consultants, Inc.

»
CST Brands, Inc.

»
Del Frisco’s Restaurant Group, Inc.

»
LSB Industries, Inc.

»
RumbleOn, Inc.

QUALIFICATIONS
Mr. Reece has:
(i)
demonstrated executive leadership with global investment banking firms;

(ii)
extensive capital markets experience;

(iii)
substantial mergers, acquisition and investment experience, including in the mining and natural resources sectors; and

(iv)
a strong understanding of corporate governance and securities laws.

Mr. Reece’s extensive leadership experience in investment banking combined with his proven expertise in capital markets, strategy and mergers and acquisitions make him a valuable member of our Board.

MR. REECE’S QUALIFICATIONS AND ATTRIBUTES
Business/Functional Leader	Industry Knowledge	Risk Management	Strategy/M&A
Financial Expert	International Business	Sales and Marketing
RETIRED EVP, EASTMAN CHEMICAL COMPANY COMMITTEES » Audit » Environmental, Health, Safety and Sustainability	ALLAN R. ROTHWELL	Age 73 | Independent Director since 2006

SUMMARY
»
In 2006, Mr. Rothwell retired from Eastman Chemical Company where he served as Executive Vice President and President of its Voridian Division. Mr. Rothwell joined Eastman Chemical in 1969 and held various positions including Vice President, Corporate Development and Strategy; President, Chemicals Group; SVP and CFO; and President, Polymers Group.

PRIOR PUBLIC COMPANY BOARDS
»
OMNOVA Solutions, Inc.

QUALIFICATIONS
Mr. Rothwell has:
(i)
extensive sales, marketing and managerial experience in global businesses;

(ii)
substantial knowledge of financial matters and internal controls;

(iii)
extensive experience in advancing growth strategies, including mergers, acquisitions and strategic alliances; and

(iv)
a broad understanding of corporate governance.

Mr. Rothwell’s extensive leadership experience in global, publicly traded companies and proven expertise in acquisitions and strategic alliances have made him a valuable member of our Board.

MR. ROTHWELL’S QUALIFICATIONS AND ATTRIBUTES
Business/Functional Leader	International Business	Sales and Marketing
Financial Expert	Risk Management	Strategy/M&A

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GOVERNANCE
RETIRED CFO AND SVP, THE VALSPAR CORPORATION COMMITTEES » Audit » Compensation	LORI A. WALKER	Age 63 | Independent Director since 2015

SUMMARY
»
Ms. Walker served as CFO and SVP of The Valspar Corporation, a global coatings manufacturer, from 2008 to 2013, where she led the Finance, IT and Communications teams. Before this position, Ms. Walker served as Valspar’s VP, Controller and Treasurer from 2004 to 2008, and as VP and Controller from 2001 to 2004.

»
Prior to joining Valspar, Ms. Walker worked at Honeywell, Inc., a global conglomerate of commercial and consumer products, for 20 years in progressively increasing roles of responsibility, including as Director of Global Financial Risk Management.

»
Ms. Walker currently serves on the board of directors of Southwire Company, LLC, a private company.

OTHER CURRENT PUBLIC COMPANY BOARDS
»
Constellium N.V.

»
Hayward Holdings, Inc.

QUALIFICATIONS
Ms. Walker has:
(i)
extensive experience as a financial executive with broad knowledge of financial controls and systems;

(ii)
strategic planning expertise;

(iii)
a strong background in mergers, acquisitions, divestitures and strategic alliances; and

(iv)
active service as audit committee chair of a public company and a private company.

Ms. Walker’s extensive financial leadership experience in global, publicly traded companies, knowledge of financial controls and systems and risk management and understanding of IT infrastructure have made her a valuable member of our Board and Chair of the Audit Committee.

MS. WALKER’S QUALIFICATIONS AND ATTRIBUTES
Business/Functional Leader	Financial Expert	Risk Management
Diversity	International Business	Strategy/M&A
RETIRED PARTNER AND MANAGING DIRECTOR, MAJOR, LINDSEY & AFRICA, LLC COMMITTEES » Compensation » Nominating/ Corporate Governance	PAUL S. WILLIAMS	Age 61 | Independent Director since 2009

SUMMARY
»
Prior to his retirement in 2018, Mr. Williams served as a Partner and Managing Director of Major, Lindsey & Africa, LLC, an executive recruiting firm, where he conducted searches for board members, CEOs and senior legal executives from 2005 to 2018. He also served as Director of Global Diversity Search, assisting legal organizations in enhancing their diversity.

»
From 2001 through 2005, Mr. Williams served as EVP, CLO & Corporate Secretary of Cardinal Health, Inc., a provider of products and services to healthcare providers and manufacturers.

»
Mr. Williams is a well-respected leader in the area of diversity, frequently speaking on diversity-related issues. He also serves as the President of the Chicago Chapter of the National Association of Corporate Directors.

»
Mr. Williams also serves on the board of directors of a large cluster of funds in the American Funds mutual fund family (part of the privately-held Capital Group).

OTHER CURRENT PUBLIC COMPANY BOARDS
»
Air Transport Services Group, Inc.

»
Public Storage

»
Romeo Power, Inc.

PRIOR PUBLIC COMPANY BOARDS
»
Bob Evans Farms, Inc.

»
Essendant, Inc. (f/k/a United Stationers Inc.)

»
State Auto Financial Corporation

QUALIFICATIONS
Mr. Williams has:
(i)
comprehensive legal and regulatory executive management experience in large, publicly traded international companies, including in risk management;

(ii)
a strong background in human resources and talent development as well as compensation practices;

(iii)
significant expertise in strategic alliances, mergers and acquisitions; and

(iv)
substantial diversity and inclusion leadership skills.

Mr. Williams’ extensive legal and executive management experience and distinctive knowledge of executive compensation and corporate governance matters have proven to be valuable to our Board and in his position as Chair of the Compensation Committee.

MR. WILLIAMS’ QUALIFICATIONS AND ATTRIBUTES
Business/Functional Leader	International Business	Sales and Marketing	Talent Development
Diversity	Risk Management	Strategy/M&A

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 19

PRESIDENT AND CEO, ANUVIA PLANT NUTRIENT COMMITTEES » Compensation » Nominating/ Corporate Governance	AMY J. YODER	Age 54 | Independent Director since 2012

SUMMARY
»
Ms. Yoder is the President and CEO of Anuvia Plant Nutrients, an enhanced efficiency fertilizer company.

»
Prior to joining Anuvia in 2015, she served as CEO and President of Arysta LifeScience North America, LLC, a division of the world’s largest privately held crop protection and life science company from 2010 to 2015.

»
Prior to joining Arysta, Ms. Yoder’s experience included positions as a senior advisor to Atlas Advisors, LLC; president of the United Industries division of Spectrum Brands, Inc.; vice president and general manager for Biolab of Chemtura, Inc.; vice president of the turf and specialty division of Nufarm Ltd.; president of the UAPTimberland division of United Agri Products; and North American brand manager and national sales manager at Monsanto.

OTHER CURRENT PUBLIC COMPANY BOARDS
»
Arcadia Biosciences, Inc.

QUALIFICATIONS
Ms. Yoder has:
(i)
Substantial executive experience in the agrichemical industry;

(ii)
strong leadership and communication skills;

(iii)
expansive sales and marketing background; and

(iv)
broad experience in strategic planning.

Her expertise in the agrichemical industry and distribution channels have made her a valuable member of our Board and demonstrated leadership skills have made her a valuable Chair of the Nominating/Corporate Governance Committee.

MS. YODER’S QUALIFICATIONS AND ATTRIBUTES
Business/Functional Leader	Industry Knowledge	Risk Management	Strategy/M&A
Diversity	International Business	Sales and Marketing

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GOVERNANCE
Board of Directors and Board Committees
ROLE OF THE BOARD OF DIRECTORS
Our Board is elected by our stockholders to oversee our management, to help ensure we meet our responsibilities to our stockholders and to build long-term growth in stockholder value. Beyond its general oversight of management, our Board performs a number of critical roles in:
»
our strategic planning process,

»
our enterprise risk management processes,

»
selecting the CEO, and

»
executive officer succession planning.

During 2020, our Board and Board committees also reviewed and discussed with management the impact of COVID-19 on the Company, its employees and its business results, as well as management’s responses to COVID-19, including management’s strategies, initiatives and efforts to mitigate the impact of COVID-19 on the Company, its employees and its business results.
Our Board has adopted Corporate Governance Guidelines, which are available on our website at www.compassminerals.com.
BOARD LEADERSHIP
RICHARD S. GRANT Independent Non-Executive Chairman of the Board since May 7, 2019
Our Board is led by a Non-Executive Chairman of the Board, who is an independent director. Mr. Grant has been serving as our Non-Executive Chairman of the Board since May 7, 2019, when he stepped down from serving as our Interim President and Chief Executive Officer. Our Board changed its leadership structure and created a new Chairman of the Board position and elected Mr. Grant to this position on November 17, 2018. Previously, Mr. Grant had served as the Lead Independent Director since the position was created in May 2005, except during his short service as our Interim Chief Executive Officer from December 2012 to January 2013.
Under our Corporate Governance Guidelines, the Non-Executive Chairman of the Board’s duties and responsibilities include:
»
Acting as an adviser to the CEO;

»
Establishing Board meeting agendas and the appropriate schedule of Board meetings, in consultation with the CEO and considering agenda items suggested by independent and non-employee directors;

»
Directing that specific materials be included in Board materials delivered in advance of Board meetings and working with Board committees to assess the quality, quantity and timeliness of the flow of information from our management to the Board;

»
Presiding at all Board and stockholder meetings;

»
Developing and establishing the agenda for, and presiding at, executive sessions of the Board’s independent and non-employee directors;

»
Acting as principal liaison between the independent directors and the CEO;

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 21

»
Working with the Nominating/Corporate Governance Committee (the “Governance Committee”) to recommend to the Board the membership of the Board committees and Board committee chairs;

»
Leading the annual evaluation of the CEO (in conjunction with the Compensation Committee, which has sole authority to determine the CEO’s compensation), the Board, the Board committees and individual directors;

»
Calling meetings of the independent and non-employee directors;

»
Being available to advise the Committee chairs in fulfilling their designated roles and responsibilities; and

»
Being the external spokesperson for the Board and available for communication with stockholders, upon reasonable request.

Our Board regularly considers whether our leadership structure is appropriate and has concluded that its current leadership structure, which separates the Chairman and CEO roles, is appropriate at this time given our specific circumstances. In particular, this structure clarifies the individual roles and responsibilities of the CEO and Chairman, streamlines decision making and enhances accountability. Mr. Grant, a long-standing Board member, has in-depth knowledge of the issues, challenges and opportunities facing us. As a result, our Board believes that he is able to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. The Board believes the current structure appropriately allows full discussion of significant issues, supported by input from our management and independent directors.
Our Corporate Governance Guidelines include a succession plan for our Non-Executive Chairman of the Board. As specified in these Guidelines, in the event our Non-Executive Chairman of the Board is unable to serve in this capacity, the chair of the Governance Committee would serve as the Non-Executive Chairman of the Board until the Board members select a new Non-Executive Chairman of the Board.
DIRECTOR INDEPENDENCE
Our Board evaluates the independence of its members at least annually and at other appropriate times when a change in circumstances could potentially impact the independence of a director (for example, if a director changes employment). In making independence determinations, our Board applies the independence requirements of the New York Stock Exchange (“NYSE”). Under NYSE rules, a director is independent if the director does not have a disqualifying relationship, as described in NYSE rules, and our Board affirmatively determines that the director has no material relationship with us, either directly or as an officer, stockholder or partner of an organization that has a relationship with us.
As a result of its independence evaluation, our Board determined that each of our current directors, other than Mr. Crutchfield, is an independent director. Mr. Crutchfield is not an independent director because of his position as CEO.

BOARD AND COMMITTEE MEETINGS, EXECUTIVE SESSIONS
AND ATTENDANCE
Our Board is active and engaged. Board agendas are set in advance by the Non-Executive Chairman of the Board to ensure appropriate topics are covered and there is sufficient time for discussion. Directors are provided comprehensive materials in advance of Board and Board committee meetings and are expected to review these materials in advance of meetings to ensure our meetings are focused on active discussions instead of lengthy presentations.
Our Board meets regularly throughout the year and held five meetings in 2020. At each regularly scheduled meeting, our independent directors held executive sessions, without the CEO or other Company employees present. Under

22 | investors.compassminerals.com

GOVERNANCE
our Corporate Governance Guidelines, our Board is required to hold at least four executive sessions per year with independent and non-employee directors, without the CEO or other Company employees present. The Non-Executive Chairman of the Board is responsible for coordinating, developing the agenda and presiding at these executive sessions.
During 2020, each current director attended at least 75% of all Board meetings and meetings of each Board committee on which he or she served during the period he or she was on the Board or Board committee. Under our Corporate Governance Guidelines, directors are expected to attend each annual meeting of stockholders and all of our directors attended our 2020 annual meeting of stockholders.
The membership of each Board committee as of the date of this Proxy Statement and the number of 2020 meetings of the Board and each Board committee are shown in the following table.
Directors	Independent	Committee Memberships
		Audit	Compensation	EHS&S	Nominating/Corporate Governance
Kevin S. Crutchfield
Valdemar L. Fischer
Eric Ford
Richard S. Grant
Joseph E. Reece
Allan R. Rothwell
Lori A. Walker
Paul S. Williams
Amy J. Yoder
2020 Meetings Board―5		8	6	4	5
Committee Chair	Committee Member	Non-Executive Chairman of the Board	Audit Committee financial expert
BOARD COMMITTEES
Our Board has four standing committees:
»
the Audit Committee,

»
the Compensation Committee,

»
the Governance Committee, and

»
the EHS&S Committee.

Each Board committee operates under a written charter adopted by our Board, which is available on the Investor Relations section of our website at www.compassminerals.com.
Each Board committee has the authority to retain advisors, at our expense, to assist the committee in performing its functions. At each Board and Board committee meeting, our independent directors held executive sessions, without the CEO or other Company employees present.

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 23

MEMBERS » Lori A. Walker » Valdemar L. Fischer » Richard S. Grant » Joseph E. Reece » Allan R. Rothwell	AUDIT COMMITTEE	Meetings in 2020: 8 each with an executive session
ALL MEMBERS ARE INDEPENDENT

PRIMARY RESPONSIBILITIES
The Audit Committee:
»
assists our Board with its:

–
oversight responsibilities regarding the integrity of our financial statements,

–
the adequacy and effectiveness of our accounting and financial controls, and

–
the performance of our internal audit function and independent auditor

»
oversees our compliance with:

–
legal and regulatory requirements,

–
our enterprise risk management process,

–
cybersecurity, and

–
compliance with our Code of Ethics and Business Conduct.

The Audit Committee’s functions are further described under “Report of the Audit Committee.”
QUALIFICATIONS
»
Our Board has determined that each member of the Audit Committee is independent under NYSE and SEC rules and is financially literate, knowledgeable and qualified to review financial statements.

»
Our Board also determined that Mr. Reece, Mr. Rothwell and Ms. Walker are each an “audit committee financial expert,” as defined by SEC rules.

MEMBERS » Paul S. Williams » Valdemar L. Fischer » Richard S. Grant » Lori A. Walker » Amy J. Yoder	COMPENSATION COMMITTEE	Meetings in 2020: 6 each with an executive session
ALL MEMBERS ARE INDEPENDENT

PRIMARY RESPONSIBILITIES
The Compensation Committee:
»
reviews and approves (or makes recommendations to the Board):

–
the compensation for our executive officers (including our CEO),

–
our incentive compensation and equity-based compensation plans that are subject to Board approval and administers all of our equity-based compensation plans, and

–
our Board’s compensation

»
oversees:

–
the application of our compensation clawback policy,

–
our stock ownership guidelines,

–
risks related to our compensation policies and practices,

–
our talent management and human capital management strategies, including recruitment, development, promotion and retention, and

–
our policies and practices promoting diversity and inclusion.

The Compensation Committee’s functions are further described under “Compensation Discussion and Analysis.”
The Compensation Committee Report is on page 60.
QUALIFICATIONS
»
Our Board has determined that each member of the Compensation Committee is independent under NYSE and SEC rules.

24 | investors.compassminerals.com

GOVERNANCE
MEMBERS » Amy J. Yoder » Eric Ford » Joseph E. Reece » Paul S. Williams	NOMINATING/CORPORATE GOVERNANCE COMMITTEE	Meetings in 2020: 5 each with an executive session
ALL MEMBERS ARE INDEPENDENT

PRIMARY RESPONSIBILITIES
The Nominating/Corporate Governance Committee is responsible for:
»
considering, assessing and making recommendations concerning director nominees,

»
reviewing the size, structure and composition of our Board and Board committees,

»
conducting the annual review of the Non-Executive Chairman of the Board,

»
overseeing our corporate governance, and

»
reviewing and approving any related party transactions.

The Governance Committee’s functions are further described under “―Director Selection Process and Qualifications” and “―Procedures for Nominations of Director Candidates by Stockholders.”
QUALIFICATIONS
»
Our Board has determined that each member of the Nominating/ Corporate Governance Committee is independent under NYSE rules.

MEMBERS » Eric Ford » Kevin S. Crutchfield » Allan R. Rothwell	ENVIRONMENTAL, HEALTH, SAFETY AND SUSTAINABILITY COMMITTEE	Meetings in 2020: 4 each with an executive session

PRIMARY RESPONSIBILITIES
The EHS&S Committee is responsible for:
»
oversight related to environmental, health and safety, including our objectives, policies, procedures and performance,

»
overseeing our risks and risk management,

»
overseeing our compliance with applicable laws, and

»
reviewing of our sustainability efforts and reporting.

The EHS&S Committee’s functions are further described under “―Board Role in Risk Oversight” and “―Corporate Governance―Corporate Responsibility.”

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 25

BOARD ROLE IN RISK OVERSIGHT

MANAGEMENT'S ROLE IN RISK OVERSIGHT »

Management is responsible for risk management activities, including the development of strategies and actions to anticipate, identify, assess, manage and appropriately mitigate identified risks.

- Our management has implemented an enterprise risk management process, which is designed to identify and assess risk and to develop strategies and policies regarding risk acceptance, reduction, mitigation or avoidance.
- An overview of the findings of this enterprise risk management process and our top-identified risks is presented periodically to our Board, providing our Board an opportunity to inquire and provide guidance on our risk management activities.
- Our strategic plans, which our Board regularly discusses with our management, also reflect the findings of our enterprise risk management process.
- In response to COVID-19, management, with the support of our Board, quickly engaged, assessed and led our efforts to mitigate employee, health, safety, operational, financial and other risks to our business associated with the pandemic. Management created a cross-functional Crisis Management Team to monitor developments related to the spread of COVID-19, take appropriate steps to protect our workforce and review business continuity protocols that were already in place. This included multiple actions to limit the exposure of our employees to the spread of COVID-19, including instituting remote working where possible, adjusting shift schedules and crew sizes to enable social distancing, restricting visitation to operational sites, curtailing all business-related commercial air travel, and increasing sanitation of offices and common areas within our facilities.

BOARD'S ROLE IN RISK OVERSIGHT »

Our Board's role in our risk management process is one of oversight. The independent structure of our board enables objective oversight of the risk management process.

» Board committees are provided with more specific information on our risks and risk mitigation activities relating to their respective area of responsibility.

AUDIT COMMITTEE »

Oversees:

» our enterprise risk management process, and

» our major financial risk exposures, including cybersecurity risk.

COMPENSATION COMMITTEE »

Oversees:

» risks related to our compensation policies and practices, and

» talent and human capital management-related risks.

NOMINATING/CORPORATE GOVERNANCE COMMITTEE »

Oversees:

» matters related to our corporate governance risks and Board independence.

ENVIRONMENTAL, HEALTH, SAFETY AND SUSTAINABILITY »

Oversees:

» environmental, health, safety and sustainability risks, including climate-related risks, that are inherent in our business, and

» our compliance with EHS&S initiatives.

26 | investors.compassminerals.com

GOVERNANCE
COMPENSATION POLICIES AND PRACTICES RELATED TO RISK MANAGEMENT
The Compensation Committee reviewed our compensation policies and practices for employees and determined that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on us. This review and risk assessment included an inventory of incentive plans and programs and considered factors such as the number of participants, performance metrics, maximum payments and risk mitigation features. In addition, the Compensation Committee, with the assistance of its independent compensation consultant, assesses and considers potential risks when reviewing and approving our compensation policies and practices.
Our executive compensation program, described in detail in “Compensation Discussion and Analysis,” has risk mitigation features, including:

Balanced mix of pay components, biased toward variable pay components and a market competitive cash component.
Long-term equity-based compensation vesting over three to four years
Annual bonus payments to executive officers are capped at 200% of the target payment, subject to performance factors based on Company-wide and individual performance objectives.

Restricted stock units (“RSUs”) and performance stock units (“PSUs”) are subject to Company-wide financial metrics, which apply equally to all recipients (other than grants to new hires), to encourage a unified and responsible approach to achieving financial and strategic goals. PSUs have overlapping three-year performance periods, which emphasizes long-term, sustained performance. Payout of PSUs granted prior to December 31, 2020 is capped at 150% or 200% of target.

Enhanced compensation recoupment or “clawback” policy, which subjects employees,

including executive officers, to a strong “no fault” policy that allows the Compensation Committee to recover all or any portion of any bonuses, equity or other incentive compensation in the event of an account restatement that reduces the financial results which were the basis of the incentive compensation, whether or not the employee’s actions involve misconduct.

Stock Ownership Guidelines that help align executive officer and stockholder interests and reduce excessive short-term risk taking at the expense of long-term results. In addition, under these Guidelines executive officers are required to attain and maintain significant stock ownership, which increases the effectiveness of our clawback policy.

Prohibition on repricing stock options without stockholder approval.
Anti-hedging and anti-pledging policy that applies to all directors, executive officers and employees.

MAJORITY VOTING IN UNCONTESTED DIRECTOR ELECTIONS AND DIRECTOR RESIGNATION POLICY
Under our Bylaws, in an uncontested election of directors (i.e., one where the number of director nominees does not exceed the number of directors to be elected), each director will be elected by a majority of the votes cast. This means the number of votes cast FOR a nominee’s election must exceed the number of votes cast AGAINST the nominee’s election. In a contested election of directors (i.e., one where the number of director nominees exceeds the number of directors to be elected), each director will be elected by a plurality vote. This means the nominees receiving the highest number of votes cast FOR will be elected even if a nominee receives less than a majority of the votes cast.

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 27

Under our Corporate Governance Guidelines, in an uncontested election of directors, any director nominee who receives a greater number of AGAINST votes than FOR votes, must promptly tender his or her resignation to our Board. The Governance Committee and our Board would then consider whether to accept or reject the tendered resignation and take appropriate action in accordance with our Corporate Governance Guidelines.
In addition, pursuant to our Corporate Governance Guidelines, directors are required to resign from their position as a member of our Board effective at the annual meeting of stockholders falling after his or her 75th birthday. In accordance with this policy, Mr. D’Antoni retired from our Board in May 2020.
SERVICE ON OTHER BOARDS OF DIRECTORS
Service by our Board members on the boards of directors of other companies provides valuable governance and leadership experience that ultimately benefits us. However, this service may require a commitment of significant time and attention. As a result, under our Corporate Governance Guidelines, non-employee directors may sit on no more than five boards of directors of for-profit companies (including our Board), without the approval of our Board. Our CEO must obtain approval of our Board before serving on a board of directors of any for-profit company. Currently, none of our non-employee directors sit on more than five board of directors of for-profit companies (including our Board), and our CEO does not sit on the board of directors of any for-profit company, other than our Board.
In addition, no member of our Audit Committee may simultaneously serve on the audit committee of more than two other public companies, unless our Board determines that this simultaneous service would not impair the ability of such member to effectively serve on our Audit Committee and this determination is disclosed in our Proxy Statement. Currently, no member of our Audit Committee serves on the audit committee of more than two other public companies.
BOARD EVALUATION PROCESS
Our Board recognizes that a thorough, constructive evaluation process enhances our Board’s effectiveness and is an essential element of good corporate governance. Our Corporate Governance Guidelines require annual evaluations of the performance of the Board, Board committees and individual directors, including the Non-Executive Chairman of the Board and the CEO. As part of the annual evaluation process, directors are able to provide confidential feedback on the performance of other directors and the effectiveness of the Board and each Board committee, as well as compliance of each Board committee with its charter. The evaluations are reviewed each year and are modified as appropriate to ensure the evaluations focus on director contributions and performance in light of our business and strategies.
Our Board and each Board committee reviews its evaluation results and performance and implements changes based on these evaluation results. Our Board and our Governance Committee also reviews the evaluation results and performance of individual directors, including our Non-Executive Chairman of the Board, and results are used by our Governance Committee in its review of potential nominees for election as a director. In addition, each director receives individual feedback based on the evaluation results.
Each year, the Governance Committee considers the appropriate format for the Board evaluation. In 2020, the evaluation was conducted by an independent, third party with expertise in board evaluations and board effectiveness. The third party conducted one-on-one interviews with Board members in order to assess the effectiveness and performance of our Board and its Committees, solicit feedback on individual director performance and to identify opportunities for improvement. The third party’s process was developed in consultation with the Non-Executive Chairman of the Board and the Chair of the Governance Committee. The third party presented its findings and recommendations to the Board in November 2020 and also separately provided feedback on individual director performance. The results of the evaluation process support our Board’s belief that the Board and its committees are operating effectively and identified potential opportunities to further improve performance.

28 | investors.compassminerals.com

GOVERNANCE
SUCCESSION PLANNING
Each year, our Board works with our management to review succession and development plans for the CEO and all other executive officers. Several times per year, our CEO discusses Company leadership and talent development with our Board. Our Board members become familiar with potential successors for our executive officers and other key leaders through various means, including presentations to the Board and informal meetings. In addition, succession planning and talent development discussions are embedded in our leadership and performance management processes. We develop our talent capability through job rotations and experiences, new tools, training and hiring outside talent with a diversity of backgrounds and skills. Our management has developed and maintains an emergency succession plan for key positions, including the CEO and other executive officers, that is reviewed at least annually with our Board.
Corporate Governance
Compass Minerals’ corporate governance materials are posted on our website, investors.compassminerals.com/investors-relations/corporate-governance/policies.
CODE OF ETHICS AND BUSINESS CONDUCT
We have adopted a Code of Ethics and Business Conduct (our “Code of Ethics”) for our directors, officers and employees. Our Code of Ethics is reviewed each year for appropriate updates and directors, officers and salaried employees are asked to annually certify their understanding and compliance with our Code of Ethics. Our Code of Ethics, which is grounded in our Core Values, is made available to our employees in English, Brazilian Portuguese and French Canadian and is available on our website at www.compassminerals.com.
Only our Board or a designated Board committee may grant waivers of our Code of Ethics for our directors and executive officers. We intend to disclose any changes in, or waivers from, our Code of Ethics by posting such information on www.compassminerals.com or by filing a Current Report on Form 8-K, in each case if such disclosure is required by SEC or NYSE rules. No waivers of our Code of Ethics were granted to directors or officers in 2020.

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 29

CORPORATE RESPONSIBILITY
We have a clear vision of our Core Purpose. Through the essential minerals we mine and harvest, and the products we produce, we help keep people safe, feed the world and enrich lives, every day. We are committed to our stockholders, customers, employees and the communities in which we operate to ensuring safety throughout our operations, building a sustainable company, being responsible stewards of the resources we manage and minimizing or mitigating our environmental impact where possible.
We seek to accomplish these things with an eye not just to today’s profitability but also to the long-term sustainability of our company. Sustainability for Compass Minerals requires pursuing strategies that achieve sustainable and profitable growth to drive strong financial results and returns for our stockholders. It also means doing all of this with transparency and accountability. These concepts form the four points of our sustainability compass: safety, growth, stewardship and transparency.

As we build our Company, serve our customers, innovate and bring new products to market, we always keep this compass in mind. Our Board reviews our ESG reporting, targets and goals, as well as our progress toward achieving them, at least once a year, with the EHS&S Committee focused on environmental, health, safety and sustainability matters, the Compensation Committee focused on social and diversity matters, and the Governance committee focused on corporate governance matters. In 2020, our Board signified its deepened focus on sustainability measures by renaming its Environmental, Health and Safety Committee to the Environmental, Health, Safety and Sustainability Committee. Our Board also considers risks and opportunities regarding ESG and sustainability matters, as more fully described under “— Board of Directors and Board Committees—Board Role in Risk Oversight.”
In addition, our pay-for-performance philosophy motivates our executive officers to operate our business in a profitable and sustainable manner. This includes adding total case incident rate (which measures our safety performance) to our 2020 MAIP (our annual cash bonus program) as a performance metric applicable to all executive officers, demonstrating the importance of ESG and human capital. In addition, the shared performance goals in our 2020 and 2021 MAIP include diversity and inclusion focused goals. We believe these measures will help maintain a strong safety culture while creating a workplace that embraces diversity, belonging, inclusion and equity.
Our 2019 ESG report structure and disclosure align with leading sustainability reporting frameworks, including the Global Reporting Initiative (“GRI”) Standards and the Sustainability Accounting Standards Board (“SASB). We have additionally looked to the Task Force on Climate-related Financial Disclosures (“TCFD”) and U.N. Sustainable Development Goals (“SDGs”) to help inform our ESG reporting.
Additional information about our ESG areas of focus, including our sustainability targets and goals, is located in our 2019 ESG Report at www.compassminerals.com/sustainability-report.
ANTI-HEDGING AND PLEDGING POLICY
All directors, executive officers and employees are prohibited from engaging in short sales of our securities and from buying, selling or investing in Company-based derivative securities, including entering into any hedging transactions with respect to our securities or engaging in comparable transactions. Directors and executive officers are also prohibited from pledging any Company securities (i.e., using our common stock as collateral for a loan or to trade shares on margin).

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GOVERNANCE
STOCK OWNERSHIP GUIDELINES
Our Compensation Committee has adopted a policy requiring each director and member of our senior management to obtain and maintain ownership in our common stock (or its equivalent) at specified levels. For purposes of the Stock Ownership Guidelines, restricted stock units, earned performance stock units and deferred stock units count toward the ownership achievement. The ownership requirements are summarized in the following table.
Position	Stock Ownership Requirement	Compliance Period
Non-employee directors	5x annual cash retainer	5 years from joining the Board
CEO	5x base pay	5 years from appointment
Other executive officers	2x base pay	5 years from appointment
As of March 2021, all directors and executive officers have met their requirements under the Stock Ownership Guidelines, or were still within their five-year window to achieve compliance.
DIRECTOR SELECTION PROCESS AND QUALIFICATIONS
The Governance Committee is responsible for reviewing the composition of our Board and recommending to our Board director candidates for nomination and election at the annual stockholder meeting and to fill Board vacancies.
The Governance Committee annually reviews with the Board the size and composition of our Board, focusing on the interplay of each director’s and director nominee’s experience, qualifications, attributes and skills with the Board as a whole and the Company’s needs. In making its recommendations to our Board regarding the composition of our Board and the nomination of director candidates, the Governance Committee considers the qualifications of individual director candidates applying the Board membership criteria described below.
While the selection of qualified directors is a complex, subjective process that requires consideration of many intangible factors, our Board believes that diversity is an important attribute of a well-functioning board and our Governance Committee should consider diversity in the director identification and nomination process. Our Corporate Governance Guidelines provide that our Governance Committee and our Board should seek to achieve a mix of directors that represents a diversity of attributes, background, experiences (including experience with businesses and other organizations of a comparable complexity), perspectives and skills, including with respect to differences in customs, culture, international background, thought, generational views, race, gender and specialized professional experience. Our Board also considers diversity when selecting directors for Board leadership positions.
In addition, our Corporate Governance Guidelines set forth the following minimum qualifications for a director:
(i)
personal integrity,

(ii)
a degree from an accredited college or university or equivalent professional experience;

(iii)
five years’ successful experience in a senior responsible position,

(iv)
good communication skills,

(v)
practical, mature business judgment,

(vi)
experience in analyzing corporate financial statements,

(vii)
experience and effectiveness working closely with a team of senior professionals,

(viii)
available time to dedicate to the position,

(ix)
the absence of conflicts of interest, and

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 31

(x)
an understanding of organizational structure and accountability, delegation of authority, compensation practices, and the dynamics of competitive businesses.

Furthermore, any director nominee nominated pursuant to the proxy access provision our Bylaws must meet the qualification requirements of such provisions, which includes: being independent pursuant to our Corporate Governance Guidelines and otherwise qualify as independent under the rules of the New York Stock Exchange, being a “non-employee director” for the purposes of Rule 16b-3 of the Exchange Act, being an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code, and not being subject to disqualifying events under Rule 506 of Regulation D.
If a vacancy arises or our Board decides to expand its membership, the Governance Committee, with the involvement of the Non-Executive Chairman of the Board and the CEO, will seek recommendations of potential candidates from incumbent directors, our stockholders, our management, third-party search firms and other sources. The Governance Committee will then evaluate each potential candidate on the basis of the qualifications, skills and attributes set forth in our Corporate Governance Guidelines. The Governance Committee seeks to identify and recruit the best available candidates and will evaluate qualified stockholder candidates on the same basis as those submitted by other sources.
Our Board also actively monitors the tenure and expected service of each Board member, considering our Corporate Governance Guidelines, including the director retirement policy incorporated into these Guidelines, which requires a director to resign from the Board effective at the annual meeting of stockholders falling after the director’s 75th birthday.
PROCEDURES FOR NOMINATIONS OF DIRECTOR CANDIDATES BY STOCKHOLDERS
The Governance Committee will consider director candidates submitted by our stockholders using the same criteria described above under “Director Selection Process and Criteria.” Our Bylaws also allow our stockholders to nominate candidates for election as a director by following the procedures and delivering the information required by our Bylaws to:
Compass Minerals International, Inc. Attention: Secretary 9900 West 109th Street, Suite 100 Overland Park, Kansas 66210
Stockholders who wish to nominate candidates for election at our 2022 annual meeting of stockholders must deliver a stockholder’s notice within the applicable time frame specified under “Additional Filings and Information—Stockholder Proposals and Nominations for 2022 Annual Meeting.”
Our Bylaws also permit stockholders to propose additional matters for consideration at our annual meetings of stockholders by following the procedures and delivering the information required by our Bylaws. For more information, see “Additional Filings and Information—Stockholder Proposals and Nominations for 2022 Annual Meeting.”
In December 2020, our Board amended and restated our Bylaws to provide a proxy access right for stockholders, pursuant to which a stockholder, or a group of up to 20 stockholders, owning at least three percent of outstanding shares of our common stock continuously for at least three years, may nominate and include in our annual meeting proxy materials director nominees constituting up to the greater of (a) two director nominees or (b) twenty percent of the Board, subject to certain limitations and provided that the stockholders and nominees satisfy the requirements specified in our Bylaws.

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GOVERNANCE
REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS
Our Board has adopted a written policy and procedures for review, approval and monitoring of transactions involving us and “related persons” (directors, director nominees, executive officers, their immediate family members and stockholders owning 5% or greater of our outstanding stock). The policy covers any related-person transaction that meets or is near the minimum threshold for disclosure in our Proxy Statement under relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).
Under the Board’s policy and procedures, the Governance Committee will review the material facts of all proposed related-party transactions. In determining whether to approve or ratify a related-party transaction, the Governance Committee will take into account, among other factors it deems appropriate, whether the related-party transaction is on terms no less favorable to us than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.
In 2020, there were no transactions involving us and related persons that required disclosure in this Proxy Statement.
COMMUNICATIONS WITH OUR BOARD OF DIRECTORS
Stockholders or others who wish to communicate with our Board or any individual director should direct their comments to:
Compass Minerals International, Inc. Attention: Secretary 9900 West 109th Street, Suite 100 Overland Park, Kansas 66210
AskTheBoard@compassminerals.com
The Company’s Secretary will forward any communications (excluding routine advertisements, business solicitations and communications that the Secretary deems to be a security risk or harassment) to each member of our Board or, if applicable, to the individual directors named in the correspondence. If the correspondence is directed exclusively for the independent directors or to one or more non-management directors, then the communication will be delivered to the Non-Executive Chairman of the Board or the non-management directors.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 2020, the Compensation Committee consisted of Mr. Williams (chair), Mr. Fischer, Mr. Grant, Ms. Walker and Ms. Yoder. No person who served as a member of the Compensation Committee during 2020 was a current or former officer or employee of the Company (other than Mr. Grant who has previously served as our Interim Chief Executive Officer), or engaged in certain transactions with us required to be disclosed as “related person transactions” under SEC regulations. There were no compensation committee “interlocks” during 2020, which generally means that none of our executive officers served as a director or member of the compensation committee of another entity, one of whose executive officers served as a member of our Board or as a member of the Compensation Committee.

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2020 Non-Employee Director Compensation
PHILOSOPHY AND OBJECTIVES
Our non-employee director compensation program is designed to attract and retain well-qualified directors with appropriate skill sets to meet our evolving needs. Our Board considers and determines non-employee director compensation each year, taking into account recommendations from the Compensation Committee and its independent compensation consultant. The Compensation Committee formulates its recommendation to our Board based on its review and analysis of the compensation consultant’s report on director compensation practices for a specific group of peer companies, which our Board also reviews when making determinations regarding director compensation. A discussion of our peer group can be found under “Compensation Discussion—Executive Compensation Framework and Governance—Executive Compensation Program Summary—Peer Groups and Benchmarking.”
2020 COMPENSATION
For 2020, non-employee directors received the following compensation:
»
Cash compensation, paid in quarterly installments, consisting of a:

(i)
$75,000 annual retainer,

(ii)
annual Board committee chair and member retainer, and

(iii)
supplemental $65,000 annual retainer for our Non-Executive Chairman of the Board.

»
Equity compensation with an annual value of $105,000 for all directors and a supplemental Non-Executive Chairman of the Board equity fee with an annual value of $55,000.

The amount of non-employee director compensation for 2020 remained the same as 2019 compensation. In May 2020, we made changes to the timing and other features of the non-employee director equity compensation, as described under “―Equity Compensation.”
Non-employee director compensation is prorated based on the relevant dates of service and is paid pursuant to our Non-Employee Director Compensation Policy. Mr. Crutchfield, our CEO and Board member, does not receive any additional compensation for serving as a director.
Cash Compensation »
In addition to the annual Board retainer, non-employee directors receive retainers for serving as Board committee chairs or members. The following table summarizes the retainers paid for 2020 service on Board committees.
	2020 Retainers
Board Committee Service	Chair ($)	Member ($)
Audit	22,500	10,000
Compensation	15,000	7,500
Environmental, Health, Safety and Sustainability	12,500	5,000
Nominating/Corporate Governance	12,500	5,000

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GOVERNANCE
Equity Compensation »
Non-employee directors receive an equity award with an annual value of $105,000, which is paid either in shares of our common stock, restricted stock units (“RSUs”) (beginning in May 2020) or, at the director’s election, in deferred stock units (“DSUs”). In May 2020, the timing of the equity award was changed and a vesting requirement was added to the equity award, as adopted under the 2020 Incentive Award Plan. As of May 2020, the equity award is paid annually in advance, rather than paid in quarterly installments in arrears. In addition, as of May 2020, the equity award vests on the earlier of the Company’s next annual meeting (as long as the annual meeting is as least 50 weeks after the grant date) or the one-year anniversary of the grant date, rather than vesting immediately on grant. Dividend equivalents are paid on the DSUs and RSUs when dividends are declared.
Deferral of Compensation »
Non-employee directors may elect to defer all or a portion of their cash and equity compensation. Any cash compensation that is deferred is converted into DSUs. As dividends are paid on our common stock, DSUs accrue dividends in the form of additional DSUs, which have a value equivalent to our common stock and vest immediately on grant. Accumulated DSUs are distributed in the form of our common stock at the time the director ceases to be a member of our Board or such other dates elected by the director.
The following table summarizes the total compensation paid to or earned by non-employee directors for 2020.
2020 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE
Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Total ($)
David J. D’Antoni(3)	$31,843	$38,942	$70,785
Valdemar L. Fischer	$92,511	$143,942	$236,453
Eric Ford	$92,551	$143,942	$236,493
Richard S. Grant	$157,545	$219,341	$376,886
Joseph E. Reece	$90,032	$143,942	$233,974
Allan R. Rothwell	$90,055	$143,942	$233,997
Lori A. Walker	$105,003	$143,942	$248,945
Paul S. Williams	$95,007	$143,942	$238,949
Amy J. Yoder	$95,040	$143,942	$238,982

(1)
Includes cash compensation deferred in the form of DSUs and a cash payment for partial shares related to the May 2020 director compensation transition described under “―Equity Compensation.”

(2)
Represents equity compensation paid in the form of shares of our common stock, RSUs and DSUs. The amounts represent the grant date fair value recognized in accordance with FASB ASC Topic 718. The number of shares of common stock, RSUs and DSUs granted was based on the market value of our common stock on each grant date. The amounts include DSUs and RSUs that will vest at the Annual Meeting (2,500 DSUs for Mr. Fischer, 2,500 RSUs for Mr. Ford, 3,809 DSUs for Mr. Grant, 2,500 DSUs for Mr. Reece, 2,500 RSUs for Ms. Walker, 2,500 DSUs for Mr. Williams and 1,250 RSUs and DSUs each for Ms. Yoder). In 2020, the reported Stock Award value for non-employee directors is higher than the targeted annual equity award value due to the May 2020 director compensation transition described under “―Equity Compensation.”

(3)
Prorated based on retiring from our Board on May 14, 2020.

2021 COMPENSATION
Following a review by the Compensation Committee of the independent compensation consultant’s report on director compensation practices of our peer companies, our Compensation Committee and Board determined to increase the annual value of the equity award to $115,000 for non-employee director compensation for 2021. The remainder of the non-employee director compensation for 2021 remains unchanged.

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COMPENSATION
Our stockholders are being asked to cast an advisory, non-binding vote to approve the compensation of our NEOs, commonly referred to as a “say-on-pay vote.” Our Board and the Compensation Committee, which administers our executive compensation program, value the opinions expressed by our stockholders and will continue to consider the outcome of these votes in making its decisions on executive compensation.
Our executive compensation program is designed to promote stockholder interests by aligning our compensation with the realization of our business objectives and stockholder value. Our Board believes our executive compensation program uses appropriate structures and sound pay practices that are effective in achieving our core objectives. We encourage stockholders to read the “Compensation Discussion and Analysis” section of this Proxy Statement, which describes our executive compensation program in detail and decisions made by the Compensation Committee for 2020.
Our Board recommends that you vote in favor of the following advisory resolution:
“RESOLVED, that Compass Minerals International, Inc. stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis and “Executive Compensation Tables” sections of the Company’s Proxy Statement).”
VOTE REQUIRED
Approval of an advisory resolution to approve the compensation of our NEOs requires the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote at the Annual Meeting. Abstentions have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal. As an advisory vote, the outcome of the vote on this proposal will not be binding upon us, our Board or the Compensation Committee.
The Board of Directors recommends that you vote FOR the advisory approval of the compensation of our named executive officers.

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COMPENSATION
COMPENSATION CONTENTS

37	Compensation Discussion and Analysis
38	2020 Named Executive Officers
38	I. Executive Summary
38	2020 Company Performance
39	Leadership Changes
39	Setting Executive Compensation
40	2020 Key Compensation Elements
41	Linking Compensation to Performance
42	Input from Stockholders
43	II. Executive Compensation Framework and Governance
44	Executive Compensation Practices
45	Executive Compensation Program Summary
46	Peer Groups and Benchmarking
48	III. Executive Compensation Decisions for 2020
48	Base Salary
49	2020 Management Annual Incentive Program
52	Long-Term Incentive Compensation
54	Separation Agreement and Compensation of Ms. Jones
55	IV. Executive Compensation Decisions for 2021
55	2021 Compensation Decisions
57	V. Other Compensation Policies and Practices
57	Independent Compensation Consultant
58	No Undue Risk in Compensation Programs
58	Clear Corporate Governance Policies, including a Strong Clawback Policy
58	Appropriate Levels of At-Risk Pay
58	Stock Ownership Guidelines and Retention Requirement
59	Employment Agreements, Change in Control Agreements and Executive Severance Plan
59	Tax Considerations
59	Forward-Looking Statements
60	Compensation Committee Report
61	Executive Compensation Tables
61	2020 Summary Compensation Table
63	2020 Grants of Plan-Based Awards
64	Outstanding Equity Awards at 2020 Year-End
66	Option Exercises and Stock Vested during 2020
67	Non-Qualified Deferred Compensation for 2020
68	Termination of Employment and Change in Control Benefits
73	2020 Potential Payments Upon Change in Control and Other Events
75	CEO Pay Ratio

Compensation Discussion and Analysis
This section describes the material components and objectives of our executive compensation program for our NEOs, explaining how and why our Compensation Committee arrived at specific compensation practices and decisions for 2020 NEO compensation. For 2020, the NEOs whose compensation will be discussed in this section and their titles as of December 31, 2020 are the following individuals.

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2020 NAMED EXECUTIVE OFFICERS
2020 NAMED EXECUTIVE OFFICERS

KEVIN S. CRUTCHFIELD	JAMES D. STANDEN	MARY L. FRONTCZAK	S. BRADLEY GRIFFTH	GEORGE J. SCHULLER, JR.
President and Chief Executive Officer	Chief Financial Officer	Chief Legal and Administrative Officer and Corporate Secretary	Chief Commercial Officer	Chief Operations Officer
FORMER EXECUTIVE OFFICER
ANGELA Y. JONES
Former Chief People Officer (until February 19, 2020)

I.
EXECUTIVE SUMMARY

2020 Company Performance »
Compass Minerals’ strategy for sustainable growth has focused on strengthening our safety culture, asset longevity and productivity capabilities and workforce engagement; and driving increased earnings through margin improvement, organic or inorganic growth and innovation to meet evolving customer needs.
A summary of our 2020 business results are below.
»
Generated 2020 revenue of $1.4 billion and operating earnings of $140.5 million.

»
Reported Salt segment revenue of $779.4 million while average selling prices improved 1%. Salt segment operating earnings were $161.8 million.

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COMPENSATION
»
Generated Plant Nutrition North America segment revenue of $239.6 million and operating earnings was $12.1 million.

»
Posted Plant Nutrition South America revenue of $344.4 million and operating earnings of $40.3 million. In local currency (Brazilian real), the Plant Nutrition South America segment generated revenue representing a 18 percent increase from 2019 results, and operating earnings representing a 35 percent increase from 2019 results.

»
Achieved a total case incident rate (“TCIR”, a key safety metric) of 1.53.

»
Returned $99.1 million directly to stockholders through dividends.

In addition, Compass Minerals launched an enterprise-wide optimization effort at the end of 2019 designed to drive improvements across all facets of the Company and unlock the true value of our assets. Focus areas include (1) operations and increasing production with greater efficiency, (2) logistics and leveraging our transportation footprint across businesses, (3) strategic sourcing and partnering with key suppliers to more effectively source globally, (4) commercial effectiveness and improving the customer experience, (5) working capital management and improving our order-to-cash processes, and (6) improved employee engagement. We expect the optimization effort to result in increased stockholder value by delivering sustainable earnings growth and margin improvements.
Leadership Changes »
Ms. Jones (who had been serving as Chief People Officer) departed the Company on February 19, 2020. Ms. Jones was entitled to severance payments under our Executive Severance Plan, and we entered into agreements with Ms. Jones that provided for separation payments and other benefits, as described in more detail starting on page 37. The discussion in this Compensation Discussion and Analysis does not otherwise relate to the compensation of Ms. Jones, and references to NEOs in this section do not include Ms. Jones.
Setting Executive Compensation »
The performance of our executive officers is essential to achieving our goal of increasing stockholder value. To align executive officer interests with those of stockholders and to motivate and reward individual initiatives and effort, a significant portion of our NEOs’ compensation is at-risk and performance-based, with metrics aligned to the Company’s financial results and business strategy, with a clear connection to the NEO’s individual performance. Our executive compensation program is intended to offer an opportunity for gain in the event of successful performance against established criteria, balanced with the prospect of reduced compensation in the absence of success.
As we do every year, we ensured our compensation philosophy and compensation policies are aligned with the Company’s objectives. We have made the following changes and took the following actions with respect to our 2020 executive compensation program.

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Compensation Element	Changes to 2020 Executive Compensation Program
1 Base Salaries (effective March 1, 2020)
	NEO	Increase
	» Mr. Crutchfield and Mr. Schuller	<2%
	» Mr. Standen	6.4%
	» Ms. Frontczak (who assumed additional responsibilities in February 2020 with the departure of Ms. Jones)	12.5%
	» Mr. Griffith	5.1%
2 Management Annual Incentive Program (MAIP)	No changes were made to the 2020 MAIP target percentages for NEOs, other than for Ms. Frontczak
	We have introduced additional performance metrics, so that 2020 MAIP bonuses are based on:
	Performance Metric	Weight
	» Adjusted EBITDA	45%
	» Adjusted free cash flow	20%
	» Total case incident rate (which measures our safety performance)	15%
	» Shared performance objectives for senior management team	20%
3 Long-Term Incentive Compensation
	No changes to target grant value percentages of annual equity awards for 2020, which were granted in January 2020
	We have made changes to the equity mix, eliminating ROIC PSUs, and awarded an equity mix of 40% RSUs and 60% rTSR PSUs (the actual number of shares that be earned from the rTSR PSUs may range between 0% and 200% of the target award level)

»
The Compensation Committee retained the services of FW Cook, an executive compensation consulting firm, in September 2019 for professional advice regarding director and executive compensation, including our 2020 programs.

»
In May 2020, the Compensation Committee approved updates to our Change-in-Control Severance Agreements, Executive Severance Plan for the treatment of options, RSUs and PSUs upon an NEO’s death, disability or retirement, which are described under “Termination of Employment and Change-in-Control Benefits.”

»
We adopted the 2020 Incentive Award Plan, effective May 14, 2020, following stockholder approval of the plan.

2020 Key Compensation Elements »
The key elements of our executive compensation program did not change in 2020. These elements are described in detail under “— Executive Compensation Decisions for 2020” and are summarized below.
Compensation Element	Purpose
1 Base Salaries
We believe that our base salary is competitive and appropriate to attract and retain top talent. Base salary is earned in return for the day-to-day job performed as well as the NEO’s scope of responsibilities.

2 Management Annual Incentive Program (MAIP)
The MAIP is our annual cash bonus program and is a variable performance-based element of executive compensation that rewards our NEOs for individual and overall Company performance results achieved in the most recently completed year.

3 Long-Term Incentive Compensation
The third element of executive compensation consists of a mix of long-term incentive compensation awards. These awards generally take the form of RSUs and PSUs to align management with long-term stockholder interests and provide an appropriate balance of pay at risk and retention. We believe this mix of equity incentives motivates and rewards our NEOs for sustaining longer-term financial and operational performance that aligns with executive officer and investor goals to increase stockholder value.

Total direct compensation, which includes base salary, MAIP bonus payments and equity awards for our NEOs, is targeted to be near median levels for our selected market group, to provide a competitive compensation opportunity

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COMPENSATION
and to attract and retain executive talent. Our market group is comprised of a blend of our peer group companies and market data from reputable survey sources. In any given year or for any given NEO, some elements may be above or below median.
Linking Compensation to Performance »
Our Compensation Committee designs our executive compensation program to appropriately align pay and performance, with a significant portion of executive compensation being at risk and performance-based. In addition, our Compensation Committee believes that executive officer compensation should be more heavily weighted toward variable compensation than the compensation of other employees. The rationale is that executive officer performance is more likely to have a strong and direct impact on strategic and financial goals likely to affect stockholder value. Our pay mix and design reflect these beliefs.
The following charts illustrate the 2020 total direct compensation mix at target for Mr. Crutchfield and the average of our other NEOs. Total direct compensation mix at target is comprised of:
(i)
base salary as of December 31, 2020,

(ii)
2020 MAIP bonus payments at target, and

(iii)
target grant value of 2020 equity awards (our long-term incentive compensation), excluding one-time sign-on compensation provided to Mr. Schuller, Jr.

A large percentage of total direct compensation is at risk because all of our MAIP bonus payments and equity awards are variable, performance-based compensation.

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Response to 2020 “Say-On-Pay” Vote, Stockholder Engagement Process and Input from Stockholders »
The results of the annual stockholder say-on-pay vote help inform the Compensation Committee on the views of stockholders, and the Compensation Committee considers the results of the say-on-pay vote and stockholder feedback when designing and making decisions regarding our executive compensation program.

At our 2020 annual meeting of stockholders, our say-on-pay proposal received support from approximately 76.68% of the votes cast on the proposal. In past years, our stockholders have consistently affirmed their support of our executive compensation program, with our say-on-pay proposal receiving support from approximately 91.84% of the votes cast on the proposal, on average, at our annual meetings held over the last five years (from 2016 to 2020).

Stockholder Engagement Process.   Following our 2020 annual meeting of stockholders, we proactively reached out to our largest stockholders in January 2021, representing over 60% of our outstanding shares of common stock, to solicit their feedback regarding executive compensation (including changes to our 2021 long-term executive compensation which were announced in early January 2021), corporate governance and ESG matters. Ultimately, several of our largest stockholders, representing over 10% of our outstanding shares of our common stock, accepted our engagement request and Mr. Williams, chair of our Compensation Committee, participated in meetings with these stockholders, along with Mr. Standen and Ms. Frontczak. Several other stockholders, representing over 25% of our outstanding shares of our common stock, declined our request for a meeting, noting that there were no concerns or need for any additional discussion. In these meetings, stockholders acknowledged the one-time nature of certain executive compensation payments in 2019 and we received positive feedback on the design and structure of our executive compensation programs.
The Company also routinely engages through regular outreach to stockholders on a variety of topics, including ESG matters, through in person and virtual non-deal roadshows along with conference participation. We maintain meaningful dialogue with a broad range of stockholders, including large institutional investors, small to mid-sized institutions, pension funds and individual investors.

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COMPENSATION
II.
EXECUTIVE COMPENSATION FRAMEWORK AND GOVERNANCE

This commitment leads to compensation programs that are designed to:

Provide employees with an attractive, market competitive pay opportunity that delivers an appropriate balance of “at risk” incentive-based pay and cash compensation
Foster a pay-for-performance culture motivating employees to achieve exceptional levels of performance
Drive an environment of accountability, teamwork and cross-functional collaboration

Utilize a framework that:
»
is simple to understand, provides flexibility to grow and attract the talent Compass Minerals needs to be successful, and is linked to measurable benchmarks and our business.

»
Be consistent with our long-term business strategy.

»
Focus on the efficient use of resources.

»
Motivate participants to overcome challenges.

»
Strive for continuous improvement that can be adapted for the changing markets and environments in which we operate.

To achieve these compensation objectives, our executive officer compensation program is based on the following principles.

Be competitive and encourage continued service. Our executive officer compensation program’s design and levels are set considering the practices of similar companies with which we compete for talent. All of our equity awards are subject to vesting schedules, which provide an incentive for continued employment. Further, our executive officers’ target total direct compensation opportunity is generally aligned with the median of total executive officer compensation programs of our peer group. Actual total compensation earned by each NEO will be above or below the median of our peer group, depending on our performance, the individual experience and performance of each executive officer and other Compensation Committee considerations.

Foster a pay-for-performance culture. Base pay, MAIP awards and long-term incentive compensation awards are based on an individual’s job (role and level), experience and performance compared against specified financial, operational and strategic business goals (as appropriate to the individual’s position). Also considered are Company performance, the desired pay relationships among executive officers and market practices.

Drive results through accountability, teamwork and collaboration. Our executive officer compensation program emphasizes variable, incentive award opportunities, which are payable if specified goals are achieved or our stock delivers strong total return to stockholders. We provide NEOs annual cash and long-term equity incentive opportunities for which payout results depend on our performance and are designed to represent the majority of each NEO’s total compensation.

Align interests with stockholders. Long-term equity awards are generally granted in the form of RSUs and PSUs. NEOs are required to obtain and maintain a minimum level of stock ownership within five years of appointment to encourage them to align their financial interest with those of our stockholders. See “Proposal 1—Election of Directors—Corporate Governance—Stock Ownership Guidelines” for more information about our stock ownership guidelines.

Improve safety. For our 2020 MAIP, we have included total case incident rate (which measures our safety performance) as a performance metric applicable to all executive officers.

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Utilize a framework that is simple to understand and linked to cost effectiveness. Our MAIP and long-term incentive compensation programs are based on our financial performance and are not guaranteed. MAIP and PSU awards are earned as specified goals are achieved, subject to thresholds, and contain a maximum limit for each employee. RSUs are also earned as specified goals are achieved.

Executive Compensation Practices »
The Compensation Committee regularly discusses practices and corporate governance developments relating to executive officer compensation. The table below highlights our key executive compensation practices including the practices we have implemented because they support our desire to appropriately impact performance results and align with long-term stockholder interests, and practices we have not implemented because we do not believe they would serve our stockholders’ long-term interests. Further discussion on certain of these practices can be found in “—Other Compensation Policies and Practices.”
EXECUTIVE COMPENSATON PRACTICES

We engage an independent consultant to assist the Compensation Committee	Our Compensation Committee does not allow its compensation consulting firm to provide any other services to us
We have no undue risk embedded in the compensation programs	We do not maintain compensation programs that we believe create risks reasonably likely to have a material adverse effect on us
We employ clear corporate governance policies	We expressly prohibit the repricing of stock options, cash buyouts for underwater stock options, hedging, pledging and the use of margin accounts related to our stock
We have robust stock ownership guidelines and retention requirements	We do not pay dividends on outstanding, unvested PSUs
Our compensation programs have appropriate levels of pay at risk	We do not guarantee bonus payments except for new hire bonus awards
We have clear and transparent direct compensation elements	We do not have active defined benefit retirement plans or individual supplemental executive retirement plans (“SERPs”) covering our NEOs
We utilize an appropriate peer group	We do not rely solely on peer group data when making pay decisions
We offer limited perquisites specific to the NEOs	We do not provide significant additional benefits to executive officers that differ from those provided to all other employees
Generally there are no employment agreements	We do not have employment agreements with executive officers, other than with our CEO
We have double-trigger change in control agreements	We do not provide excise tax gross-ups
We consider and value input from our stockholders	We do not implement policies or practices which are counter to good governance

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COMPENSATION
Executive Compensation Program Summary »
Direct Compensation Elements. We provide three elements in our executive compensation program to balance short-term rewards and long-term alignment with corporate strategy, stockholder interests and executive retention: base pay, MAIP and long-term incentive compensation in the form of equity grants. The following table summarizesthe three primary compensation tools we use to attract, reward, align and retain our executive officers.
	Compensation Element	Form	Vesting and Performance Period	How Size is Determined	Purpose and Key Features
FIXED	1 Base Salary	» Cash	» Ongoing	» Competitive market data » Scope of responsibilities » Experience and knowledge » Internal equity » Individual performance	» Provides a fixed competitive level of cash compensation for services rendered » Recognize job responsibilities » Merit and market-related adjustments are not guaranteed each year
PERFORMANCE-BASED, VARIABLE	2 Management Annual Incentive Program (MAIP)	» Cash	» 1-year performance period	» Award opportunities set as a percent of base pay based on competitive data » Award payouts based on Company financial performance and individual performance during the 1-year performance period
»
Motivates and rewards for achievement of near-term priorities, consistent with our long-term strategic plan

»
Awards are paid to the extent that goals are achieved

»
There is no payout if threshold performance (75% of the adjusted EBITDA target) is not achieved and the maximum payout is capped at 150% or 200% of target, depending on the performance factor

	3 Long-Term Incentives	» Equity – 40% RSUs – 60% rTSR PSUs		» Award opportunities set as a percent of base pay based on competitive data
»
Motivates and rewards for achievement of long-term goals, stock price growth and rTSR, which aligns with stockholder interests

»
Promotes retention

»
Allows executive officers to accumulate a meaningful stake in our stock over time

»
Vesting and earning over time encourages a focus on earnings sustainability while driving retention

		» RSUs	» 100% vested 3 years after grant and 1-year performance hurdle	» Value is based on stock price and receipt is contingent on satisfaction of a financial performance hurdle for the initial grant year
		» rTSR PSUs	» 100% vested 3 years after grant based on 3-year performance period	» Value is based on stock price. 0-200% of target number earned based on our relative total shareholder return (“rTSR”) compared to other companies during the 3-year performance period

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 45

We also have the following executive compensation elements:
Compensation Element	Purpose and Key Features
4 Perquisites and Benefits
»
In order to attract and retain high-performing executives, we provide additional compensation elements consistent with our compensation philosophy and current market practice.

»
We offer all employees, including the NEOs, a competitive package of traditional benefits that provides health, dental, vision, life insurance, and short-term and long-term disability coverage. These programs aim to provide a measure of security and encourage the health and well-being of employees.

»
We provide NEOs supplemental disability income in the event of total disability and access to an annual executive physical.

5 Savings Plan
»
Each of our NEOs, along with other U.S.-based employees, participates in the Savings Plan, with the Company contributing to two components of the Savings Plan, as described below. If an NEO has reached the IRS annual limit on contributions under the Savings Plan, we make the Company contributions to the Compass Minerals International, Inc. Restoration Plan (the “Restoration Plan”) instead of the Savings Plan.

–
401(k) plan Company matching contribution. NEOs may contribute up to 75% of their base pay into a 401(k) account, subject to IRS annual limits on contributions. We provided a matching contribution of up to 6% of qualified cash compensation (comprised of base salary and MAIP bonus payments paid during the year) for participants contributing a portion of their qualified cash compensation to their 401(k) account.

–
Company profit-sharing contribution. We may make a discretionary profit-sharing contribution to each NEO’s 401(k) account as a percentage of qualified cash compensation based on Company performance, as determined by the Compensation Committee. Due to the Company’s 2020 financial results, the Compensation Committee determined that there would be no Company profit-sharing contributions for 2020.

6 Restoration Plan
»
NEOs and other key U.S.-based employees may defer receipt of up to 50% of their base salary and 100% of their annual cash bonus under the Restoration Plan, which allows participants to save for retirement in a tax-effective way at a minimal cost to us. The Restoration Plan is described in more detail following the Non-Qualified Deferred Compensation for 2020 table.

Peer Groups and Benchmarking »
The Compensation Committee, with assistance from its independent compensation consultant, annually reviews specific criteria and recommendations regarding companies to add to or remove from our peer group. Pearl Meyer (the Compensation Committee’s independent compensation consultant at the time the 2020 peer group was chosen), at the direction of our Compensation Committee, utilized objective business and financial criteria to select for our 2020 peer group publicly-traded companies in comparable industries with comparable pay models, revenues and company market capitalization values.
Based on Pearl Meyer’s analysis and recommendations, the Compensation Committee approved in August 2019 the following list of companies for our 2020 peer group. In addition, in August 2020, the Compensation Committee, with the assistance of FW Cook, determined to make additional modifications to our 2021 peer group as follows. At the time of review, all peer group companies were publicly-traded, stand-alone companies of appropriate size and within relevant industries that the Compensation Committee believed compete with us in labor markets and follow similar pay models, and had U.S.-based executives and executive compensation programs, which appear to conform to typical U.S. practices. In addition, our market capitalization and revenue approximated the median of the peer group at the time of review. All are U.S.-based and traded on NYSE or Nasdaq, except for Innophos Holdings, Inc., which has been acquired, is no longer publicly traded and is not included in our 2021 peer group.

46 | investors.compassminerals.com

COMPENSATION
2020 PEER GROUP COMPANIES

» Albemarle Corporation	» FMC Corporation	» NewMarket Corporation
» Arch Coal Inc.	» H.B. Fuller Company	» Peabody Energy Corporation
» Balchem Corporation	» Hecla Mining Company	» The Scotts Miracle-Gro Company
» Cabot Corporation	» Innophos Holdings, Inc.	» Sensient Technologies Corporation
» Carpenter Technology Corp.	» Innospec Inc.	» Tronox Limited
» Cleveland-Cliffs Inc.	» Kaiser Aluminum Corporation	» U.S. Concrete, Inc.
» Eagle Solutions Inc.	» Martin Marietta Materials, Inc.	» U.S. Silica Holdings, Inc.
» Element Solutions Inc.	» Minerals Technologies Inc.

8 REMOVED IN 2020	5 ADDED IN 2020

-
Cabot Corporation

-
Carpenter Technology Corp.

-
Element Solutions Inc.

-
FMC Corporation

-
Innophos Holdings, Inc.

-
Kaiser Aluminum Corporation

-
Martin Marietta Materials, Inc.

-
NewMarket Corporation

+ Alpha Metallurgical Resources, Inc.* + Coeur Mining, Inc. + Ferro Corporation + Summit Materials Inc. + Warrior Met Coal, Inc.
2021 PEER GROUP COMPANIES

» Albermarle Corporation	» Ferro Corporation	» Sensient Technologies Corporation
» Alpha Metallurgical Resources, Inc. *	» H.B. Fuller Company	» Summit Materials Inc.
» Arch Coal Inc.	» Hecla Mining Company	» Tronox Limited
» Balchem Corporation	» Innospec Inc.	» U.S. Concrete, Inc.
» Cleveland-Cliffs Inc.	» Minerals Technologies Inc.	» U.S. Silica Holdings, Inc.
» Coeur Mining, Inc.	» Peabody Energy Corporation	» Warrior Met Coal, Inc.
» Eagle Solutions Inc.	» The Scotts Miracle-Gro Company
*  Formerly known as Contura Energy Inc.

With the assistance of its independent compensation consultant, the Compensation Committee reviews a summary of compensation practices of our peer group and annually compares our three principal elements of executive compensation (base pay, annual MAIP incentive opportunity and long-term incentive compensation) with similar programs at our peer group companies to ensure our NEO total compensation is within a reasonably competitive range of our peers. The Compensation Committee also considers other factors, including individual performance, responsibilities and experience. In setting 2020 compensation, the Compensation Committee also considered our market group, which is comprised of a blend of our peer group and market data from reputable survey sources. Our peer group data, along with market group data, is used to ensure we have an accurate size and scope of data for setting competitive pay positions for our NEOs.

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 47

III.   EXECUTIVE COMPENSATION DECISIONS FOR 2020
Our Compensation Committee determines all compensation for executive officers. During the fourth and first quarter of each year, our Compensation Committee conducts a review and evaluation to determine if any changes in compensation are appropriate for any of our executive officers. This evaluation is based on peer group and market analysis prepared by its independent compensation consultant, individual performance and our overall financial performance, and, for each NEO, the Compensation Committee considers this information to independently determine each component of compensation.
The CEO does not participate in the Compensation Committee’s deliberations or decisions with regard to his compensation. At our Compensation Committee’s request, our CEO reviewed with our Compensation Committee the performance of our other executive officers, but no other executive officer or employee reviews the performance of our executive officers. The Compensation Committee gives considerable weight to the CEO’s evaluations of our other executive officers because of his direct knowledge of these individuals’ performance and contributions.
Base Salary »
Base salary provides a fixed level of cash compensation for services rendered, competitive with base salaries within our market group. When setting NEO base pay, the Compensation Committee considered:
(i)
the relationship between our base salary levels, the base salaries of comparable positions at peer group companies and the blended market level of the base salaries of our market group, with a view towards recruiting and retaining talent, and

(ii)
the experience, knowledge, responsibilities, skills, potential and performance of the individual NEO.

For 2020, base salary was targeted near the 50th percentile (median) of our peer group. Actual base pay may be above or below the median depending on the Compensation Committee’s considerations.
As a result of its review, the Compensation Committee determined in February 2020 to make changes to base salaries effective March 1, 2020 for our NEOs. Among other changes, Ms. Frontczak’s base salary was increased in connection with assuming additional human resources responsibilities following Ms. Jones’ departure from the Company in February 2020. The following table summarizes each NEO’s base pay in 2020.
	Base Pay Effective
Name and Title	January 1, 2020 ($)	December 31, 2020 ($)	Percent Change
Kevin S. Crutchfield President and Chief Executive Officer	1,050,000	1,070,000	1.9%
James D. Standen Chief Financial Officer	470,000	500,000	6.4%
Mary L. Frontczak Chief Legal and Administrative Officer and Corporate Secretary	400,000	450,000	12.5%
S. Bradley Griffith Chief Commercial Officer	490,000	515,000	5.1%
George J. Schuller, Jr. Chief Operations Officer	625,000	635,000	1.6%

48 | investors.compassminerals.com

COMPENSATION
2020 Management Annual Incentive Program »
MAIP Overview. Annual cash bonuses are paid to our NEOs under the MAIP, which links a substantial portion of each NEO’s annual cash compensation to our financial performance, safety performance and shared performance objectives for our senior management team. These bonuses are designed to reward, when earned, short-term performance evidenced by the achievement of our annual operating plan’s goals, safety performance and other objectives. Bonuses paid under the MAIP are variable and are determined by the Compensation Committee based on targets and performance factors set by the Compensation Committee at the beginning of the year. In 2020, MAIP bonus payments were made under our 2015 Incentive Award Plan and are typically paid in March following the performance year.
In 2020, we made substantial changes to our MAIP, including adding new performance factors, including metrics tied to ESG and human capital management.
2020 MAIP Bonus Formula. In 2020, MAIP bonuses to our NEOs were calculated using the following formula.
MAIP Target Bonus Percentage. Target MAIP bonuses are based on a percentage of each NEO’s base salary. Actual MAIP bonuses may range from 0% to 150% or 200% of bonus targets, depending on the MAIP performance factor and actual results achieved against the MAIP performance factor. The target MAIP bonus percentages are set by the Compensation Committee and intended to be market competitive and consistent with median short-term cash bonus percentages of our market group. The target MAIP percentages and target bonuses are set forth below. For 2020, the Compensation Committee, in consultation with FW Cook, reviewed our NEO’s total compensation to ensure appropriate alignment with our peer group, to reflect the market for executive talent and to recognize individual performance, scope of responsibilities and contribution to the Company. Based on this review, the Compensation Committee determined in February 2020 to increase the 2020 MAIP target percentage by five percentage points for Ms. Frontczak as compared to the amount set in her offer letter in connection with the expanded human resources responsibilities she assumed in February 2020 with the departure of Ms. Jones, but made no changes to the target percentage for the other NEOs.
NEO	Base Salary ($)	Target MAIP Percentage	Target MAIP Bonus ($)
K. Crutchfield	1,070,000	125%	1,337,500
J. Standen	500,000	70%	350,000
M. Frontczak	450,000	70%	315,000
S. Griffith	515,000	70%	360,500
G. Schuller, Jr.	635,000	75%	476,250

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 49

MAIP Performance Factors. In 2020, the Compensation Committee recalibrated the performance metrics for the MAIP, expanding from adjusted EBITDA (weighted at 80%) and personal performance objectives (weighted at 20%), to the multiple performance factors with the weightings set forth in the following table.
Performance Factor	Weighting
Adjusted EBITDA	45%
Adjusted Free Cash Flow	20%
Total Case Incident Rate (“TCIR”)	15%
Shared Performance Objectives	20%
In addition, for any MAIP bonus payments to be made, the Company must achieve Adjusted EBITDA of at least 75% of a pre-established Adjusted EBITDA target.
The MAIP performance factors and the targeted achievement levels were approved in February 2020 and were chosen based on considerations that included 2019 results, a targeted improvement for 2020, the Board-approved 2020 annual operating plan and the anticipated 2020 business environment.
Rationale for the Performance Factors. The Compensation Committee chose the 2020 MAIP performance factors to align the MAIP with Company goals and objectives and chose the relative weights based on the desire to emphasize financial results, while maintaining a focus on non-financial objectives, including the safety of our employees.
The Compensation Committee chose Adjusted EBITDA and Adjusted Free Cash Flow as performance objectives because they are key performance measures in the Board-approved 2020 annual operating plan and monitored closely by the Compensation Committee when evaluating short-term performance.
»
Adjusted EBITDA: EBITDA stands for earnings before interest, taxes, depreciation and amortization. This measures our operating performance, and removes elements of resource allocation, financing methods, and cost of capital and income tax positions that are managed at a corporate level apart from our core business operations. Adjusted EBITDA is EBITDA adjusted for unusual, non-recurring or certain non-cash items, including stock-based compensation (consistent with the Adjusted EBITDA target set in February 2020 and the Board-approved 2020 annual operating plan).

The Adjusted EBITDA target achievement amount at the target level exceeded the 2019 target and was set by the Compensation Committee at the amount set forth in the Board-approved 2020 annual operating plan.
»
Adjusted Free Cash Flow: The Committee added Adjusted Free Cash Flow as a performance factor in 2020 to align with our strategic priorities of generating cash, enhancing balance sheet flexibility and managing liquidity. Free Cash Flow is operating cash flow minus capital expenditures and Adjusted Free Cash Flow is Free Cash Flow adjusted for unusual or non-recurring items.

The Adjusted Free Cash Flow target achievement amount was set by the Compensation Committee at the amount set forth in our 2020 annual operating plan.
»
2020 Adjustments: In 2020, the Company took multiple actions in response to COVID-19 to limit its spread among our employees and to mitigate its impact on our overall business. These actions resulted in increased operational costs and disruptions related to health and safety precautions we have put in place at our facilities, such as increased sanitation of offices and common areas, additional personal protective equipment requirements, staggered shift schedules and pre-shift screenings, which were not anticipated when the 2020 MAIP targets were established. In addition, COVID-19 related changes in consumer behavior resulted in lower demand for certain of our products, which had a negative impact on overall sales. The Compensation Committee believes adjustments to EBITDA and Free Cash Flow are appropriate to avoid the impact (positive or negative) on Company performance factor achievements that result from unusual or non-recurring items outside of management’s control, or non-cash items or events not contemplated by our 2020 annual operating plan. In light of the unusual and non-recurring nature of the COVID-19 pandemic, the Compensation Committee approved an adjustment to the calculation of 2020 EBITDA and Free Cash Flow under the MAIP and other compensation purposes of $10 million each to offset the impact of the incremental operating costs and lost sales.

50 | investors.compassminerals.com

COMPENSATION
Total Case Incident Rate (“TCIR”) was added as a MAIP performance factor in 2020, consistent with our focus on human capital and commitment to create safe working conditions and a safety-focused culture that drives progress toward an injury and incident-free workplace. TCIR is a measure of safety performance used by OSHA, which indicates the number of reportable safety incidents for 100 employees per year. The target TCIR achievement amount was set by the Compensation Committee at the amount equal to a 10% reduction from the Company’s average TCIR for the prior three years.
In 2020, the Committee also replaced individual performance objectives with shared performance objectives to promote an organizational-wide strategic focus on common goals as well as shared accountability, teamwork and collaboration among our senior management team (which includes all of our NEOs). The objectives were developed based on a combination of current year and longer-term business goals and designed to drive value creation. For 2020, the shared performance objectives were focused on the following categories:
»
Environment,

»
Organizational health,

»
Talent management and development (including diversity and inclusion),

»
Customer service, and

»
Community impact.

The Compensation Committee uses a scorecard approach to assess performance and assigns points based on each of the above performance objective categories. Based on its assessment of each category, the Compensation Committee awarded 21 of 25 points, but used negative discretion to reduce the number of points awarded, lowering the payout under this performance factor by eight percentage points.
Performance Factor Achievement. The actual achievement of the financial performance factors are computed from our 2020 financial results as certified by the Chief Financial Officer using a linear calculation and the following payout scale, with maximum payouts of either 150% or 200%, depending on the performance factor, as set forth in the following tables.
Percent of Performance Achieved	Adjusted EBITDA ($ millions)	Resulting Performance Factor Achievement Payout
Less than 75%	―	0%
Threshold: 75%	289.13	50%
Target: 100%	385.51	100%
Maximum: 120% or greater	462.61	200%
Percent of Performance Achieved	Free Cash Flow ($ millions)	Resulting Performance Factor Achievement Payout
Less than 75%	―	0%
Threshold: 75%	93.75	50%
Target: 100%	125.00	100%
Maximum: 120% or greater	150.00	150%
The actual achievement of the TCIR performance factor is computed from our 2020 safety results as certified by the Senior Vice President, EHS&S, using a linear calculation and the following payout scale, with a maximum payout of 150% or 200%, as set forth in the following table.
Percent of Performance Achieved	TCIR	Resulting Performance Factor Achievement Payout
Less than 75%	―	0%
Threshold: 75%	2.29	50%
Target: 100%	1.72	100%
Maximum: 120% or greater	1.43	150%

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 51

The actual achievement of the shared performance objective performance factors is based on a scorecard approach, where the Compensation Committee assigns points to each category of performance objectives based on 2020 senior management team performance, with a payout scale from 0% to 200%, as set forth in the following table.
Percent of Performance Achieved	Shared Performance Objective	Resulting Performance Factor Achievement Payout
Less than 75%	―	0%
Threshold: 75%	15 points	50%
Target: 100%	20 points	100%
Maximum: 120% or greater	24 points	200%
In 2020, our performance based on these payout scales was below target for the financial performance factors and above target for TCIR and the shared performance objectives, as shown in the following table.
Performance Factors	Weighting	Actual Performance Achieved	Actual Performance Achieved (as a percent of target)	Resulting Performance Factor Achievement
Adjusted EBITDA	45%	$299.19 million	77.61%	55.22%
Adjusted Free Cash Flow	20%	$100.25 million	80.20%	60.40%
TCIR	15%	1.53	112.42%	130.00%
Shared Performance Objectives	20%	21 points	105%	117.00%(1)

(1)
The Compensation Committee applied negative discretion to reduce the final payout from 125.00% to 117.00%.

MAIP Results. All MAIP bonuses are approved by the Compensation Committee following its review and approval of the performance factor achievement levels. The following table shows the 2020 MAIP bonuses paid to NEOs.
NEO	MAIP Bonus Paid ($)	Target MAIP Bonus ($)	Percentage of Target MAIP Bonus
K. Crutchfield	1,070,388	1,337,500	80.03%
J. Standen	280,102	350,000	80.03%
M. Frontczak	252,091	315,000	80.03%
S. Griffith	288,505	360,500	80.03%
G. Schuller, Jr.	381,138	476,250	80.03%
Long-Term Incentive Compensation »
Overview. Our executive compensation program includes long-term incentive compensation to reward performance through the use of equity-based awards, which emphasize long-term stockholder value creation and aim to align stockholder interests and Company objectives as well as balance pay at risk and retention. The annual equity awards granted by the Compensation Committee to NEOs in January 2020 were a combination of RSUs and PSUs, with a target grant value mix of 40% RSUs and 60% PSUs.
The RSUs and PSUs granted in January 2020 are performance-based. The RSUs are forfeited unless a performance hurdle is satisfied. The PSUs have performance criteria based on rTSR and the number of shares that may be awarded to NEOs on vesting will depend on our actual results measured against the performance criteria. Stock options were eliminated from the annual equity award mix in 2019 and PSUs based on return on invested capital (“ROIC”) were eliminated from the equity award mix in 2020. The Compensation Committee decided to eliminate ROIC PSUs as the Company has recently completed large capital projects and is planning reduced capital spending in the near term.

52 | investors.compassminerals.com

COMPENSATION
The Compensation Committee establishes a targeted long-term incentive compensation dollar amount for annual equity awards for each NEO. The goal is to target total direct compensation (consisting of base pay, MAIP and long-term incentive compensation awards) at or near the median of the total direct compensation of our peer group. Actual total compensation earned by each NEO will be above or below the median of our peer group, depending on our performance, the individual experience and performance of each executive officer and other Compensation Committee considerations. The 2020 long-term incentive compensation targeted grant values for annual equity awards are further described under “—Target Grant Values.”
Restricted Stock Unit Grants. NEOs were granted RSUs on January 13, 2020 with a performance hurdle tied to 2020 financial performance, which will vest on January 13, 2023 (three years after the grant date) if the performance hurdle is satisfied. Each RSU represents the right to receive one share of our common stock. NEOs have no voting rights with respect to RSUs.
The RSUs have dividend equivalents, which entitle the NEOs to the same dividend value per share as holders of our common stock. Dividend equivalents are not paid until the RSU performance hurdle is satisfied. If the RSU performance hurdle is satisfied, the accumulated dividend equivalents are paid, and, subsequently, dividend equivalents are paid on the RSUs when dividends are declared. If the RSU performance hurdle is not satisfied, the RSU will be forfeited and no dividend equivalents will be paid.
For the 2020 RSU grants, the performance hurdle required our 2020 Adjusted EBITDA be at least $192.76 million, which has been satisfied. This amount was chosen because it is equal to 50% of the Adjusted EBITDA in our Board-approved 2020 annual operating plan.
Performance Stock Unit Grants. NEOs were granted rTSR PSUs on January 13, 2020. These PSUs have a three-year performance period and will vest on January 13, 2023 (three years after the grant date), to the extent the performance criteria are met (i.e., to the extent the PSUs are earned). Each PSU represents the right to receive one share of our common stock. Based on the performance at the end of the three-year performance period, NEOs may earn less or more than the target number of PSU awards granted. NEOs have no voting rights with respect to PSUs.
The 2020 rTSR PSU grants are measured by ranking our three-year total shareholder return relative to our peer group during the three-year performance period. At the end of the performance period, the number of shares of common stock that will be earned with respect to each rTSR PSU will be calculated by using a straight-line interpolation between threshold and target, as well as between target and maximum, as follows.
Benchmark Ranking	Percentage of rTSR PSU Earned
25th Percentile	0%
Threshold: 25th Percentile	50%
Target: 50th Percentile	100%
Maximum: ≥75th Percentile	200%
Dividend equivalents are accumulated and paid only on PSUs actually earned and are paid when the shares underlying the PSUs are issued. If no PSUs are earned, the PSUs will be forfeited and no dividend equivalents will be paid.

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 53

Status of Performance Stock Unit Grants. The following table shows the PSUs earned in 2020 and 2021, following the completion of the three-year performance period.
Performance Period	Vesting Date	Performance Measure	PSUs Earned
April 1, 2017 – March 31, 2020	April 3, 2020	rTSR	82%
January 1, 2017 – December 31, 2019	April 3, 2020	ROIC	0%
April 1, 2018 – March 31, 2021	April 2, 2021	rTSR	TBD
January 1, 2018 – December 31, 2020	April 2, 2021	ROIC	0%
Target Grant Values. The following table summarizes the target grant value of annual equity awards and the number of equity awards granted in January 2020 to NEOs. In November 2019, the Compensation Committee, in consultation with FW Cook, reviewed our NEO’s total compensation to ensure appropriate alignment with our market group, to reflect the market for executive talent and to recognize individual performance and contribution to the company. Based on this review, the Compensation Committee determined to make no changes to the award target grant percentage (which is a percentage of base salary) for NEOs as compared to 2019 or, for Mr. Crutchfield, Ms. Frontczak and Mr. Schuller, Jr. as set forth in their respective employment agreement or offer letter.
NEO	Target Grant Value(1) ($)	Target Grant Percentage	RSUs Granted(2) (#)	rTSR PSUs Granted(3) (#)
K. Crutchfield	3,412,500	325%	23,171	24,854
J. Standen	846,000	180%	5,744	6,162
M. Frontczak	540,000	135%	3,667	3,933
S. Griffith	882,000	180%	5,989	6,424
G. Schuller, Jr.	1,187,500	190%	8,063	8,649

(1)
The Compensation Committee determined the target grant value in December 2019.

(2)
The number of RSUs granted is equal to 40% of the target grant value, divided by the closing stock price on the January 13, 2020 grant date.

(3)
The number of rTSR PSUs granted is equal to 60% of the target grant value divided by the value of the rTSR PSUs, as determined by using a Monte Carlo valuation.

Separation Agreement and Compensation of Ms. Jones »
Ms. Jones departed the Company on February 19, 2020. In connection with her departure, Ms. Jones was entitled to severance payments under our Executive Severance Plan, which is described in more detail under “Termination of Employment and Change-in-Control Benefits.” As a condition to receiving these severance payments, Ms. Jones entered into a separation agreement with us on February 21, 2020. Under the terms of the separation agreement with Ms. Jones, Ms. Jones received the payments and benefits contemplated by our Executive Severance Plan, which included a one-time lump sum payment of $1,069,887, less applicable holdings and deductions. This lump sum payment was calculated as the sum of (a) $370,000, representing 12 months of base salary at the rate in effect as of February 19, 2020, plus (b) $240,500, representing her 2020 MAIP bonus at the target level, plus (c) $459,387, representing a cash payment equal to the value of RSUs she held as of February 19, 2020, prorated based on the time worked during the vesting period.
As contemplated by the Executive Severance Plan, we also agreed to pay for the costs of health benefits for 18 months and for unused 2020 vacation. Ms. Jones was also entitled to outplacement services. In addition, in connection with the separation agreement, we agreed to pay Ms. Jones $206,503, representing her 2019 MAIP bonus (reflecting the actual Company performance factor achieved and assuming the target level of achievement for the individual objective component) and entered into a consulting agreement with Ms. Jones to help ensure a smooth transition of ongoing human resources matters, pursuant to which she received an aggregate $250,000 fee, paid monthly over the consulting term that ended on December 31, 2020. In connection with her separation agreement, Ms. Jones agreed to a release and waiver of claims, a non-disparagement covenant and a cooperation covenant.
Ms. Jones’ base salary as of January 1, 2020 and February 19, 2020 was $370,000. In addition, on January 13, 2020, Ms. Jones received an equity award with a grant value of $499,500, consistent with the equity award mix granted to

54 | investors.compassminerals.com

COMPENSATION
the NEOs. Ms. Jones’ unvested equity awards (including the January 13, 2020 equity award) were forfeited in full effective February 19, 2020. Ms. Jones did not receive a MAIP bonus for 2020, other than the amount included as part of her separation payment. Ms. Jones also participated in our executive compensation and benefits programs described in this Compensation Discussion and Analysis.
IV.   EXECUTIVE COMPENSATION DECISIONS FOR 2021
Prior to the date of this Proxy Statement, the Compensation Committee made a number of decisions affecting executive officer compensation in 2021. This section provides a brief overview of those decisions and reflects our work to continue to keep our executive pay competitive with our market group and reflective of our pay-for-performance philosophy.
2021 Compensation Decisions »
The Compensation Committee, in consultation with FW Cook, reviewed our NEO’s total compensation to:
»
ensure appropriate alignment with our peer group,

»
reflect the market for executive talent, and

»
recognize individual performance and contribution to the Company.

Based on this review and the Company’s 2020 performance, the Compensation Committee made the following decisions with respect to the compensation of our NEOs for 2021.
Compensation Element	Changes to 2021 Executive Compensation Program
1 Base Salaries (typically effective March 1, 2021)
No increases are being made to base salaries for 2021, which are typically effective March 1 of each year, other than for Ms. Frontczak whose base salary increased by 6.7% to further align her compensation with her peers.

2 Management Annual Incentive Program (MAIP)
No changes were made to the 2021 MAIP target percentages for NEOs. In alignment with peer group practices, the Compensation Committee has recalibrated the payout scales for the performance factors so that the maximum payout is 200% for each performance factor and also eliminated the requirement that the Company must achieve at least 75% of the pre-established Adjusted EBITDA target for any MAIP bonus payments to be made. No other changes were made to the MAIP for 2021.

3 Long-Term Incentive Compensation
No changes were made to the 2021 target grant value percentages of annual equity awards, other than for Ms. Frontczak.
Adjusted EBITDA growth PSUs were awarded in January 2021, and rTSR PSUs were eliminated from the equity award mix. In addition, RSUs transitioned to three-year ratable vesting, as described further below.

2021 Long-Term Incentive Compensation »
Overview. Beginning in November 2019, the Compensation Committee undertook an extensive evaluation of our compensation programs and considered, among other items, how to incentivize successful execution of our enterprise-wide optimization effort (described on page 60), which is designed to drive improvements across all facets of the Company and unlock the true value of our assets over the long term. Over many meetings, the Compensation Committee evaluated how to tie compensation to Company performance, Company priorities and long-term strategies. The Compensation Committee, with assistance from FW Cook, also reviewed pay practices of our 2020 peer group and considered the importance of long-term retention of NEOs and the competition for executive talent. In addition, the Compensation Committee considered, with the assistance of FW Cook, a number of potential design features and alternatives. The Compensation Committee’s focus was to incentivize and reward extraordinary performance as well as to motivate the creation of long-term sustainable stockholder value, while implementing appropriate safeguards and ensuring alignment of interest between NEOs and our stockholders. Based on these discussions,

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 55

the Compensation Committee determined in December 2020 to make changes to our long-term incentive compensation program.
The annual equity awards granted by the Compensation Committee to NEOs in January 2021 were a combination of RSUs and PSUs, with a target grant value mix of 40% RSUs and 60% PSUs. Consistent with the January 2020 equity grants, the RSUs and PSUs granted in January 2021 are performance-based and the RSUs are forfeited unless a performance hurdle is satisfied. The PSUs have performance criteria based adjusted EBITDA and the number of shares that may be awarded to NEOs on vesting will depend on our actual results measured against the performance criteria. PSUs based on rTSR were eliminated from the equity award mix in 2021. The Compensation Committee specifically decided to use adjusted EBITDA instead of rTSR because it wanted to directly tie the PSUs to our enterprise-wide optimization efforts and adjusted EBITDA growth, which is a primary driver of sustainable, long-term stockholder value.
2021 Restricted Stock Unit Grants. NEOs were granted RSUs on January 13, 2021 with a performance hurdle tied to 2021 financial performance, which vest in three equal annual installments, beginning on the first anniversary of the grant date and ending on January 13, 2024 (three years after the grant date) if the performance hurdle is satisfied. The Compensation transitioned RSUs to three-year ratable vesting in 2021 based on their review of pay practices of our 2020 peer group and the considerations described above.
Consistent with the RSUs granted in 2020, each RSU represents the right to receive one share of our common stock. NEOs have no voting rights with respect to RSUs. The RSUs have dividend equivalents, which entitle the NEOs to the same dividend value per share as holders of our common stock. Dividend equivalents are not paid until the RSU performance hurdle is satisfied. If the RSU performance hurdle is satisfied, the accumulated dividend equivalents are paid, and, subsequently, dividend equivalents are paid on the RSUs when dividends are declared. If the RSU performance hurdle is not satisfied, the RSU will be forfeited and no dividend equivalents will be paid.
For the 2021 RSU grants, the performance hurdle requires our 2021 Adjusted EBITDA be at least 50% of the Adjusted EBITDA in our Board-approved 2021 annual operating plan.
2021 Performance Stock Unit Grants. NEOs were granted PSUs on January 13, 2021. Similar to the 2020 PSUs, these PSUs have a three-year performance period and will vest on January 13, 2024 (three years after the grant date), to the extent the performance criteria are met (i.e., to the extent the PSUs are earned). Each PSU represents the right to receive one share of our common stock. Based on the performance at the end of the three-year performance period, NEOs may earn less or more than the target number of PSU awards granted. NEOs have no voting rights with respect to PSUs.
The 2021 PSU grants are based on adjusted EBITDA growth performance targets. The Compensation Committee selected EBITDA growth as the sole performance metric for the 2021 PSUs to align with our enterprise wide optimization effort objectives, incentivize extraordinary performance and create long-term sustainable stockholder value. In setting the performance targets, the Compensation Committee considered our historic performance and designed the targets to be rigorous and challenging, with payouts at a “stretch” goal level and maximum payouts at an exceptional goal level.
At the end of the performance period, the number of shares of common stock that will be earned with respect to each adjusted EBITDA growth PSU will be calculated by using a straight-line interpolation between threshold and target, as well as between target and maximum, as follows.
3-Year Adjusted EBITDA Growth(1)	Percentage of Adjusted EBITDA Growth PSU Earned
Less than 8.0%	0%
Threshold: 8.0%	50%
Target: 11.5%	100%
Stretch: 13.0%	200%
Maximum: 15.0%	300%

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COMPENSATION
(1)
Calculated on a cumulative compound annual growth rate basis. Full year 2020 adjusted EBITDA used as the base for the growth determination is a pre-determined “floor” of $335 million.

Similar to 2020 PSUs, dividend equivalents are accumulated and paid only on PSUs actually earned and are paid when the shares underlying the PSUs are issued. If no PSUs are earned, the PSUs will be forfeited and no dividend equivalents will be paid.
2021 Target Grant Values. The following table summarizes the target grant value of annual equity awards and the number of equity awards granted in January 2021 to NEOs. In November 2020, the Compensation Committee, in consultation with FW Cook, reviewed our NEO’s total compensation to ensure appropriate alignment with our market group, to reflect the market for executive talent and to recognize individual performance and contribution to the company. Based on this review, the Compensation Committee in December 2020 determined to make no changes to the award target grant percentage (which is a percentage of base salary) for NEOs as compared to 2020, other than for Ms. Frontczak to further align her compensation with her peers and due to the additional human resource responsibilities she assumed in February 2020.
NEO	Target Grant Value(1) ($)	Target Grant Percentage	RSUs Granted(2) (#)	Adjusted EBITDA Growth PSUs Granted(2) (#)
K. Crutchfield	3,477,500	325%	22,031	33,046
J. Standen	900,000	180%	5,702	8,553
M. Frontczak	810,000	180%	5,132	7,698
S. Griffith	927,000	180%	5,873	8,809
G. Schuller, Jr.	1,206,500	190%	7,644	11,465

(1)
The Compensation Committee determined the target grant value in December 2020.

(2)
The number of RSUs and PSUs granted is equal to 40% of the target grant value, divided by the closing stock price on the January 13, 2021 grant date.

V.
OTHER COMPENSATION POLICIES AND PRACTICES

Our Compensation Committee regularly discusses practices and corporate governance developments related to executive compensation. This section contains more information about the compensation practices we have in place to support our desire to appropriately impact performance results and align with long-term stockholder interests.
Independent Compensation Consultant »
The Compensation Committee retained the services of FW Cook, an executive compensation consulting firm, in September 2019 for professional advice regarding director and executive compensation.
No member of the Compensation Committee or NEO has any significant affiliation with FW Cook. The Compensation Committee has assessed the independence of FW Cook pursuant to NYSE and SEC rules and concluded no conflict of interest exists that would prevent FW Cook from independently advising the Compensation Committee.
In setting 2020 executive compensation, the Compensation Committee used FW Cook’s services to obtain comparative executive compensation information benchmarked to our peer companies, our market group and published survey data. FW Cook looks for data from companies in labor markets in which we compete and that follow similar pay models. The Compensation Committee periodically sought input from FW Cook on director compensation and a range of external market factors, including evolving compensation trends, status of the current labor market, appropriate comparison companies and market survey data.
The Compensation Committee has determined management may also use the services of the independent compensation consultant with the prior approval of the Compensation Committee; however, in 2020, management did not engage FW Cook independently from the Compensation Committee for assistance.

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No Undue Risk in Compensation Programs »
We aim to reduce the probability and relative impact of compensation-related risk by continuously assessing the risks inherent in our compensation systems and the appropriate risk mitigating strategies. Our management regularly reviews and updates the Compensation Committee on the compensation-related risks identified and the status of mitigation strategies. We mitigate undue risk by emphasizing long-term equity incentives and utilizing caps on potential payments, reasonable retention strategies, performance targets, and appropriate Board and management processes to identify and manage risk. See the discussion under “Proposal 1—Election of Directors—Board of Directors and Board Committees—Compensation Policies and Practices Related to Risk Management” for more information about our practices related to compensation risk management.
Clear Corporate Governance Policies, including a Strong Clawback Policy »
We have adopted policies that expressly prohibit repricing of underwater stock options, do not allow excise tax gross-ups, provide for a clawback and place explicit restrictions on hedging of equity awards. Our Compensation Clawback Policy covers all current and former employees, including executive officers, who receive incentive compensation under our incentive plans. Under this policy, our Compensation Committee may seek to recover repayment of all or a portion of any bonus or other incentive-based or equity-based compensation awarded or paid under our incentive plans in the event of a financial restatement on a “no fault” basis, meaning repayment may be required whether or not an individual’s actions involved misconduct. Our Compensation Committee may also seek recovery of all incentive compensation awarded in the past 12 months where a covered employee is found, following an internal investigation, to have committed a material violation of our Code of Ethics or other Company policy that harms or threatens the Company or our officers, directors or employees.
Appropriate Levels of At-Risk Pay »
Our Compensation Committee believes compensation for our executive officers should be more heavily weighted toward variable elements of compensation than is the case for other employees. The rationale is that executive officer performance is more likely to have a strong and direct impact in leading the attainment of strategic and financial goals likely to affect stockholder value. We tie pay to performance by ensuring that a significant portion of compensation is performance-based and at-risk. We set clear financial goals for Company performance and differentiate based on individual performance against pre-set objectives. We have imposed a minimum multi-year vesting period for all executive equity awards, except awards granted as an enticement for new hires. We have designed our pay mix to reflect this relationship. The charts under “—Executive Summary—Linking Compensation to Performance” illustrate the mix of total direct compensation at target for 2020 for our CEO and, on average, for our other NEOs.
Stock Ownership Guidelines and Retention Requirement »
Our Compensation Committee has adopted a policy requiring each non-employee director and senior management member to obtain and maintain ownership in our common stock (or its equivalent) at specified levels. We believe this policy aligns management and stockholder interests, requiring our CEO and executive officers to own a meaningful amount of Company stock within five years of appointment. For more information, see “Proposal 1—Election of Directors—Corporate Governance—Stock Ownership Guidelines.”
2020 Incentive Award Plan »
On May 14, 2020, stockholders approved the 2020 Incentive Award Plan. All equity awards granted after May 14, 2020 were made under the 2020 Incentive Award Plan; however, no grants were awarded to NEOs in 2020 under the 2020 Incentive Award Plan because all 2020 grants to NEOs were made prior to May 14, 2020. For additional equity compensation plan information, refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

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COMPENSATION
Employment Agreements, Change in Control Agreements and Executive Severance Plan »
We do not offer our executive officers employment agreements, except for the CEO. We have a double trigger change in control severance agreement (“CIC agreement”) in place with each NEO and have adopted an Executive Severance Plan. Each NEO has also entered into a restrictive covenant agreement.
Employment Agreements, Change in Control Agreements and Executive Severance Plan Details
Employment Agreement with the CEO
We entered into an employment agreement with Mr. Crutchfield, effective May 7, 2019. This agreement addresses, among other things:
»
base compensation,

»
cash bonus award target,

»
long-term incentives, and

»
certain post-termination payments (as described under “Termination of Employment and Change-in-Control Benefits”).

His employment agreement provides for an initial three-year term, with automatic extension of the term for successive one-year periods unless either party provides 60-day advance notice of non-renewal or it is terminated earlier.

Change in Control Agreements
The Compensation Committee believes agreements assuring income replacement after a termination of employment in connection with a change of control are important to retain executive officers and to ensure they remain focused on stockholder interests in the event a change in control negotiation takes place. We have double trigger change in control provisions in place for each NEO, which means there is no payout unless the NEO’s employment is terminated upon a change in control as further described in the CIC agreements. The Compensation Committee considers the existence of these post-termination compensation arrangements in assessing whether overall compensation of our NEOs is competitive to our market group. The CIC agreements do not provide for excise tax gross-up payments upon a change in control. In May 2020, the Company entered into revised CIC agreements with each NEO, which superseded existing CIC agreements. More information can be found under “Termination of Employment and Change-in-Control Benefits.”

Executive Severance Plan
The Compensation Committee adopted an Executive Severance Plan effective January 1, 2019, which was updated effective May 15, 2020. The plan is designed to provide uniform treatment and encourage executive retention by providing financial protection in the event of unexpected job loss. Each of the NEOs participates in this plan, other than Mr. Crutchfield. In situations where the NEO’s CIC agreement provides severance, no severance or other benefits will be payable under the Executive Severance Plan. More information can be found under “Termination of Employment and Change-in-Control Benefits.”

Restrictive Covenant Arrangements
Each NEO has entered into a restrictive covenant agreement with us limiting solicitation of employees and customers as well as competition for a period of two years (with respect or our CEO) and one year (with respect to our other NEOs) after the NEO’s termination of employment. In May 2020, the Company entered into revised restrictive covenant agreement with each NEO, which superseded existing Restrictive Covenant Agreements. Each NEO is also a party to a confidentiality and invention assignment agreement.

Tax Considerations »
Section 162(m) of the Internal Revenue Code places a $1 million limit on the amount of compensation a company can deduct in any one year for compensation paid to certain executive officers. While the Compensation Committee considered the deductibility of awards as one factor in determining executive compensation, the Compensation Committee also looked at other factors in making its decisions, as noted in this Compensation Discussion and Analysis.
Forward-Looking Statements »
The information discussed in our Compensation Discussion and Analysis contains statements regarding future Company performance measures, targets and other goals. These goals are disclosed in the limited context of our executive compensation program and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

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Compensation Committee Report
We have reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on our review and discussion, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
THE COMPENSATION COMMITTEE
Paul S. Williams, Chair
Valdemar L. Fischer
Richard S. Grant
Lori A. Walker
Amy J. Yoder
The foregoing Compensation Committee Report will not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent we specifically incorporate this information by reference and will not otherwise be deemed to be filed with the SEC under such Acts.

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COMPENSATION
Executive Compensation Tables
2020 SUMMARY COMPENSATION TABLE
The following table sets forth for each year shown the compensation paid to or earned by each NEO. For a complete understanding of the table, please read the narrative description that follows the table.
Name and Principal Position	Year	Salary (A) ($)	Bonus (B) ($)	Stock Awards (C) ($)	Option Awards (D) ($)	Non-Equity Incentive Plan Compensation (MAIP) (E) ($)	All Other Compensation (F) ($)	Total ($)
Kevin S. Crutchfield(1) President and Chief Executive Officer	2020	1,066,667	―	3,412,476	―	1,070,388	185,329	5,734,860
	2019	684,518	―	5,021,589	2,294,747	1,192,590	331,634	9,525,078
James D. Standen Chief Financial Officer	2020	495,000	―	846,005	―	280,102	26,325	1,647,432
	2019	470,000	―	1,119,658	―	298,943	49,094	1,937,695
	2018	420,417	―	499,545	170,080	216,486	39,049	1,345,577
Mary L. Frontczak(2) Chief Legal and Administrative Officer and Corporate Secretary	2020	441,667	―	540,024	―	252,091	76,753	1,310,534
S. Bradley Griffith Chief Commercial Officer	2020	510,833	―	882,021	―	288,505	57,497	1,738,857
	2019	490,000	―	1,150,340	―	311,664	55,540	2,007,544
	2018	423,806	―	495,162	168,611	254,780	46,841	1,389,200
George J. Schuller, Jr.(3) Chief Operations Officer	2020	633,333	110,000	1,187,496	―	381,138	34,879	2,346,846
	2019	208,333	―	1,913,013	―	775,000	89,742	2,986,088
Angela Y. Jones(4) Former Chief People Officer	2020	50,519	―	499,521	―	―	1,580,429	2,130,469
	2019	370,000	―	724,483	―	―	22,640	1,117,123

(1)
Mr. Crutchfield joined us as President and Chief Executive Officer in May 2019. As a result, we have only provided information for 2019 and 2020.

(2)
Ms. Frontczak joined us as Chief Legal Officer and Corporate Secretary in November 2019, but was not a NEO in 2019, as a result, we have only provided information for 2020.

(3)
Mr. Schuller, Jr. joined us as Chief Operations Officer in September 2019. As a result, we have only provided information for 2019 and 2020.

(4)
Ms. Jones departed the Company on February 19, 2020 after having served most recently as Chief People Officer. Ms. Jones forfeited all of her 2020 equity awards upon her termination of employment. See “Compensation Discussion and Analysis — Executive Compensation Decisions for 2020 — Separation Agreement of Ms. Jones” for more information about her separation payments and benefits. Ms. Jones was not an NEO in 2018. As a result, we have only provided information for 2019 and 2020.

(A)
Salary. The amounts in the Salary column represent the base salary earned for the listed year. See the discussion on page 48 for more information about base salaries paid to our NEOs.

(B)
Bonus. The amount in the Bonus column represent a cash sign-on bonus paid to Mr. Schuller, Jr. of $110,000 as part of his hiring package when he joined us in September 2019, which was paid in January 2020.

(C)
Stock Awards. The amounts in the Stock Awards column are the aggregate grant date fair value of RSUs and PSUs granted to the NEOs in the listed year, determined in accordance with FASB ASC Topic 718. The RSUs granted in 2020 are subject to performance conditions and their grant date fair value is calculated based on the probable outcome of the performance conditions as of the grant date, using the closing price of our common stock on the grant date. The rTSR PSUs granted in 2020 are subject to a market condition and their grant date fair value is calculated based on a Monte Carlo valuation of each award on the grant date. Estimates of dividend equivalents are included in the calculation of the grant date fair value of RSUs and PSUs. For more information, see Note 13 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

The above table reflects the grant date fair value of RSUs granted in 2020 assuming the performance hurdle will be achieved.

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See pages 63 – 66 for more information about RSUs and PSUs granted in 2020, including the vesting schedules, RSU performance hurdle, PSU performance metric and PSU performance period.

The grant date fair value generally does not correspond to the actual value that is realized from RSUs or PSUs. The actual values received upon vesting by NEOs in 2020 are included in the Option Exercises and Stock Vesting During 2020 table. Additional information on all outstanding RSUs and PSUs is reflected in the Outstanding Equity Awards at 2020 Year-End table.

(D)
Option Awards. The amounts in the Stock Awards column are the aggregate grant date fair value of stock options granted in the listed year, determined in accordance with FASB ASC Topic 718. The amounts were calculated using the Black-Scholes option valuation model. For information regarding the assumptions used in calculating these amounts, see Note 13 to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

No stock options were granted to NEOs in 2020.

The grant date fair value generally does not correspond to the actual value that is realized from stock options. The actual values received upon exercise of stock options by NEOs in 2020 are included in the Option Exercises and Stock Vesting During 2020 table. Additional information on all outstanding stock options is reflected in the Outstanding Equity Awards at 2020 Year-End table.

(E)
Non-Equity Incentive Plan Compensation. The amounts in the Non-Equity Incentive Plan Compensation column reflect the amounts earned under the MAIP. See the discussion beginning on page 61 for more information about these payments, including the performance factors, the performance results and how payment amounts were determined.

(F)
All Other Compensation. The amounts reported in the All Other Compensation column represent the aggregate dollar amount for perquisites and other personal benefits provided to our NEOs and separation payments and benefits payable to Ms. Jones. In 2020, “All Other Compensation” included the following:

Name	401(k) Plan Company Matching Contribution ($)	Insurance Premiums(1) ($)	Other(2) ($)
K. Crutchfield	26,000	27,398	131,932
J. Standen	19,500	6,825	―
M. Frontczak	26,000	6,105	44,648
S. Griffith	49,724	7,773	―
G. Schuller, Jr.	26,000	8,879	―
A. Jones	4,739	1,473	1,574,218

(1)
Represents amounts paid by us for Company-sponsored long-term disability insurance, life insurance and business travel insurance premiums, which includes accidental death and dismemberment coverage. For Mr. Crutchfield, includes a tax gross-up reimbursement payment of $8,148.

(2)
Represents amounts (i) paid by us for relocation expenses for Mr. Crutchfield (including a tax gross-up reimbursement payment of $58,512) and Ms. Frontczak (including a tax gross-up reimbursement payment of $13,104) and (ii) separation payments and benefits for Ms. Jones, which includes a lump sum cash payment of $1,276,390, a cash out of unused 2020 vacation of $28,460, COBRA coverage premium payments of $19,367 and a consulting fee of $250,000.

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COMPENSATION
2020 GRANTS OF PLAN-BASED AWARDS
The following table provides information about MAIP awards and equity awards granted to each NEO during 2020. For a complete understanding of the table, please read the narrative description that follows the table.
			Estimated Possible Payouts Under Non- Equity Incentive Plan Awards (MAIP) (A)			Estimated Future Payouts Under Equity Incentive Plan Awards (B)			Grant Date Fair Value of Stock Awards (C) ($)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
K. Crutchfield			668,750	1,337,500	2,675,000
RSUs	1/13/2020	12/19/2019					23,171		1,365,004
rTSR PSUs	1/13/2020	12/19/2019				12,427	24,854	49,708	2,047,473
J. Standen			175,000	350,000	700,000
RSUs	1/13/2020	12/19/2019					5,744		338,379
rTSR PSUs	1/13/2020	12/19/2019				3,081	6,162	12,324	507,626
M. Frontczak			157,000	315,000	630,000
RSUs	1/13/2020	12/19/2019					3,667		216,023
rTSR PSUs	1/13/2020	12/19/2019				1,967	3,933	7,866	324,001
S. Griffith			180,250	360,500	721,000
RSUs	1/13/2020	12/19/2019					5,989		352,812
rTSR PSUs	1/13/2020	12/19/2019				3,212	6,424	12,848	529,209
G. Schuller, Jr.			238,125	476,250	952,500
RSUs	1/13/2020	12/19/2019					8,063		474,991
rTSR PSUs	1/13/2020	12/19/2019				4,325	8,649	17,298	712,505
A. Jones			—	—	—
RSUs	1/13/2020	12/19/2019					3,392		199,823
rTSR PSUs	1/13/2020	12/19/2019				1,819	3,638	7,276	299,698

(A)
Estimated Possible Payouts under Non-Equity Incentive Plan Awards (MAIP). The amounts in the columns under the Estimated Possible Payouts under Non-Equity Incentive Plan Awards (MAIP) heading reflect the threshold, target and maximum bonus payment opportunities under the MAIP. The actual MAIP bonus payments are included in the 2020 Summary Compensation Table in the Non-Equity Compensation Plan Compensation column. See the discussion beginning on page 61 for more information about these payments, including the performance factors, the performance results and how payment amounts were determined.

(B)
Estimated Future Payouts under Equity Incentive Plan Awards. The amounts in the columns under the Estimated Future Payouts under Equity Incentive Plan Awards reflect the threshold, target and maximum number of shares of our common stock that may be issued with respect to PSUs granted in 2020. RSUs do not have a threshold or maximum and, as a result, are presented only at target. See pages 63 – 66 for more information about RSUs and PSUs granted in 2020, including the vesting schedules, RSU performance hurdle, PSU performance metric and PSU performance period.

(C)
Grant Date Fair Value of Stock Awards. The amounts in the Grant Date Fair Value of Stock Awards column represent the grant date fair value of awards determined in accordance with FASB ASC Topic 718, excluding the impact of estimated forfeiture. For more information, see the 2020 Summary Compensation Table.

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OUTSTANDING EQUITY AWARDS AT 2020 YEAR-END
The following table summarizes the outstanding equity awards held by each NEO as of December 31, 2020. For a complete understanding of the table, please read the narrative description that follows the table.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested (A) ($)
K. Crutchfield	1/13/2020					23,171(4)	1,430,114
						24,854(5)	1,533,989
	5/7/2019	84,082	168,163(1)	53.75	5/7/2026	31,447(6)	1,940,909
						27,839(7)	1,718,223
						32,274(8)	1,991,951
J. Standen	1/13/2020					5,744(4)	354,520
						6,162(5)	380,319
	4/1/2019					5,335(9)	329,276
						4,601(7)	283,974
						5,333(8)	329,153
	4/2/2018	9,726	9,725(2)	59.50	4/2/2025	2,769(10)	170,903
						2,449(11)	151,152
						2,769(12)	170,903
	4/3/2017	1,665	555(3)	68.00	4/3/2024
	4/1/2016	1,555	—	70.48	4/1/2023
	3/10/2015	1,025	—	91.75	3/10/2022
	3/10/2014	1,009	—	87.18	3/10/2021
M. Frontczak	1/13/2020					3,667(4)	226,327
						3,933(5)	242,745
	11/6/2019					3,756(13)	231,820
S. Griffith	1/13/2020					5,989(4)	369,641
						6,424(5)	396,489
	4/1/2019					5,562(9)	343,287
						4,796(7)	296,009
						5,560(8)	343,163
	4/2/2018	9,642	9,641(2)	59.50	4/2/2025	2,745(10)	169,421
						2,427(11)	149,794
						2,745(12)	169,421
	4/3/2017	13,250	4,416(3)	68.00	4/3/2024
G. Schuller, Jr.	1/13/2020					8,063(4)	497,648
						8,649(5)	533,816
	9/3/2019					26,118(14)	1,612,003
A. Jones	—					—	—

(1)
These stock options vest 33.33% on May 7, 2020, 2021 and 2022.

(2)
These stock options vest 25% on April 2, 2019, 2020, 2021 and 2022.

(3)
These stock options vest 25% on April 3, 2018, 2019, 2020 and 2021.

(4)
Reflects RSUs that vest on January 13, 2023.

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COMPENSATION
(5)
Reflects PSUs that vest on January 13, 2023, subject to the achievement of performance conditions based on rTSR over a three-year performance period. The amount reported represents the target number of PSUs that may be earned. The actual number of shares that may be earned may range between 0% and 200% of the target award level.

(6)
Reflects RSUs that vest 33.33% on May 7, 2020, 2021 and 2022.

(7)
Reflects PSUs that vest on April 1, 2022, subject to the achievement of performance conditions based on rTSR over a three-year performance period. The amount reported represents the target number of PSUs that may be earned. The actual number of shares that may be earned may range between 0% and 150% of the target award level.

(8)
Reflects PSUs that vest on April 1, 2022, subject to the achievement of performance conditions based on ROIC over a three-year performance period. The amount reported represents the target number of PSUs that may be earned. The actual number of shares that may be earned may range between 0% and 200% of the target award level.

(9)
Reflects RSUs that vest on April 1, 2022. A performance hurdle tied to our 2019 financial performance has been satisfied.

(10)
Reflects RSUs that vest on April 2, 2021. A performance hurdle tied to our 2018 financial performance has been satisfied.

(11)
Reflects PSUs that vest on April 2, 2021, subject to the achievement of performance conditions based on rTSR over a three-year performance period. The amount reported represents the target number of PSUs that may be earned. The actual number of shares that may be earned may range between 0% and 150% of the target award level.

(12)
Reflects PSUs that vest on April 2, 2021, subject to the achievement of performance conditions based on ROIC over a three-year performance period. The amount reported represents the target number of PSUs that may be earned. The actual number of shares that may be earned may range between 0% and 200% of the target award level.

(13)
Reflects RSUs that vest 33.33% on November 6 2020, 2021 and 2022.

(14)
Reflects RSUs that vest 33.33% on September 3, 2020, 2021 and 2022.

(A)
Market Value of Shares or Units that Have Not Vested. Amounts in the Market Value of Shares or Units that Have Not Vested column are calculated by multiplying the number of shares or units, as applicable, by $61.72, the closing price of our common stock on December 31, 2020.

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 65

OPTION EXERCISES AND STOCK VESTED DURING 2020
The following table summarizes the value realized (before payment of any withholding taxes and broker commissions) by each NEO upon stock option exercises during 2020 and RSUs and PSUs that vested during 2020. For a complete understanding of the table, please read the narrative description that follows the table.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise (A) (#)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (B) ($)
K. Crutchfield	—	—	15,723	688,038
J. Standen	—	—	10,527	512,485
M. Frontczak	—	—	1,878	109,656
S. Griffith	—	—	14,195	657,627
G. Schuller, Jr.	—	—	13,059	745,408
A. Jones	—	—	—	—

(1)
For Mr. Crutchfield, amounts represent RSUs that were granted on May 7, 2019 and vested on May 7, 2020. For Mr. Standen, amounts represent RSUs and PSUs that were granted on April 3, 2017 and vested on April 3, 2020. For Ms. Frontczak, amounts represent RSUs that were granted on November 6, 2019 and vested on November 6, 2020. For Mr. Griffith, amounts represent RSUs and PSUs that were granted on April 3, 2017 and vested on April 3, 2020. For Mr. Schuller, amounts represent RSUs that were granted on September 3, 2019 and vested on September 3, 2020.

(A)
Value Realized on Exercise. Amounts in the Value Realized on Exercise column are calculated by multiplying the number of shares acquired upon exercise by the difference between the closing price of our common stock on the exercise date and the applicable exercise price of the stock options.

(B)
Value Realized on Vesting. Amounts in the Value Realized on Vesting column are calculated by multiplying the number of shares acquired upon vesting by the closing price of our common stock on the vesting date.

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COMPENSATION
NON-QUALIFIED DEFERRED COMPENSATION FOR 2020
The following table summarizes each NEO’s compensation under the Restoration Plan for 2020. For a complete understanding of the table, please read the narrative description that follows the table.
	Executive Contributions in 2020 (A) ($)	Registrant Contributions in 2020 (B) ($)	Aggregate Earnings (Losses) in 2020 (C) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at End of 2020 (D) ($)
K. Crutchfield	—	8,900	318	—	1,893
J. Standen	—	2,400	(559)	—	118,113
M. Frontczak	—	8,900	—	—	—
S. Griffith	6,233	32,624	18,792	—	103,969
G. Schuller, Jr.	—	8,900	—	—	—
A. Jones	—	—	—	—	—

(A)
Executive Contributions in 2020. The amounts in the Registrant Contributions in 2020 column represent the 401(k) plan Company matching contribution made by us and earned by the NEO with respect to 2020, but which we did not pay until March 2021, and are included in the 2020 Summary Compensation Table. If a participant has reached the IRS maximum contribution limit for the Savings Plan, we make Company contributions to the Restoration Plan, instead of the Savings Plan. See “Compensation Discussion and Analysis—Executive Compensation Framework and Governance—Executive Compensation Program Summary—Savings Plan.” for more information.

(B)
Registrant Contributions in 2020. The amounts in the Registrant Contributions in 2020 column represent the 401(k) plan Company matching contribution made by us and earned by the NEO with respect to 2020, but which we did not pay until March 2021, and are included in the 2020 Summary Compensation Table. If a participant has reached the IRS maximum contribution limit for the Savings Plan, we make Company contributions to the Restoration Plan, instead of the Savings Plan. See “Compensation Discussion and Analysis—Executive Compensation Framework and Governance—Executive Compensation Program Summary—Savings Plan.” for more information.

(C)
Aggregate Earnings (Losses) in 2020. The amounts in the Aggregate Earnings (Losses) in 2020 column represent deemed investment earnings or losses from voluntary contributions and Company contributions to the Restoration Plan. We do not guarantee any returns on contributions to the Restoration Plan. The amounts do not represent “above market” earnings (as defined by the SEC) and therefore are not included in the 2020 Summary Compensation Table.

(D)
Aggregate Balance at End of 2020. The amounts in the Aggregate Balance at End of 2020 column include the following amounts that were previously reported in Summary Compensation Tables as compensation for prior years: $1,575 for Mr. Crutchfield, $50,690 for Mr. Standen and $61,140 for Mr. Griffith. The amounts in the Aggregate Balance at End of 2020 column do not include the 401(k) plan Company matching contributions which we paid in March 2021 and are included in the Registrant Contributions in 2020 column.

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 67

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL BENEFITS
To enable us to offer competitive total compensation packages to our NEOs, as well as to ensure the ongoing retention of these individuals and to ensure they remain focused on stockholder interests, we offer certain post-employment payments and benefits to our NEOs upon the occurrence of several specified events. These payments and benefits are chiefly provided under (i) CIC agreements we have entered into with each of our NEOs, (ii) an employment agreement with Mr. Crutchfield, our CEO, (iii) the Executive Severance Plan, which benefits each of our NEOs (other than Mr. Crutchfield), (iv) an offer letter with Mr. Schuller, Jr. our Chief Operations Officer, (v) Ms. Jones’ separation agreement, and (vi) our 2005 Incentive Award Plan, 2015 Incentive Award Plan and related award agreements.
Change in Control Agreements »
We have entered into “double-trigger” CIC agreements with each of our NEOs. Ms. Jones’ CIC agreement terminated as of February 19, 2020, when she was no longer employed by us. Under “double-trigger” change in control agreements, there is no severance payment unless there is a change in control (as defined in the CIC agreement) and employment is terminated under specified circumstances.
In May 2020, the Company entered into revised CIC agreements with each NEO (other than Ms. Jones), which superseded the existing CIC agreements. The revised CIC agreements provide for a cash subsidy equal to the premium costs of 24 months of coverage for health, vision and dental benefits (rather than continued group insurance coverage for 18 months), but made no other changes to the severance payment amounts. The revised CIC agreements also (a) change the definition of “Change in Control,” (b) include a “best net” excise tax provision that provides that, in the event of a change in control of the Company, if the NEO’s compensation otherwise would be subject to the excise tax imposed under Section 280G of the Internal Revenue Code, the payments will be reduced so that they are not affected by Section 280G, but only if this reduction would put the NEO in a better after-tax position than without such reduction, and (c) made other administrative changes and changes to conform certain definitions in the CIC agreements with definitions used in our 2020 Incentive Award Plan.
Pursuant to each revised CIC agreement, an NEO is only entitled to the severance payments and benefits described below if:
»
Within two years of a change in control, an NEO’s employment is terminated by the Company without cause or by an NEO for good reason (as defined in the CIC agreement)

»
Or in the event:

(i)
an NEO’s employment is terminated by the Company without cause or by an NEO for good reason prior to a change in control,

(ii)
the NEO demonstrates the termination was at the request of a third party who had taken steps to effect a change in control, and

(iii)
a change in control occurs within 60 days of the NEO’s termination.

In connection with entering into a CIC agreement, each NEO must enter into a Restrictive Covenant Agreement limiting solicitation of employees and customers as well as competition for a period of two years (with respect to Mr. Crutchfield) and one year (with respect to our other NEOs) after the NEO’s termination of employment. The following table summarizes the severance payments and benefits provided in connection with a qualifying termination of NEOs under our CIC agreements. To receive these payments and benefits, the NEO must execute a release of claims. The CIC agreements do not provide for excise tax gross-up payments upon a change in control and individual tax payments are the obligation of each NEO.

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COMPENSATION
Severance Payments and Benefits
Lump Sum Cash Payment
For our CEO:
»
An amount equal to the CEO’s Bonus Amount,(1) prorated based on the termination date

»
An amount equal to two and a half times the sum of the CEO’s:

(i)
highest annual base salary rate during the 12-month period immediately preceding termination, plus

(ii)
an amount equal to the CEO’s Bonus Amount*

»
An amount equal to the aggregate premium costs for 24 months of coverage under our health, vision and dental plans

For NEOs other than our CEO:
»
An amount equal to the NEO’s Bonus Amount,(1) prorated based on the termination date

»
An amount equal to two times the sum of the NEO’s:

(i)
highest annual base salary rate during the 12-month period immediately preceding termination, plus

(ii)
an amount equal to the NEO’s Bonus Amount(1)

»
An amount equal to the aggregate premium costs for 24 months of coverage under our health, vision and dental plans

Bonus Payments and Equity Awards	See “—Bonus Payments and Equity Awards”

(1)
The Bonus Amount is an amount equal to the higher of (i) the average MAIP bonuses during the three years prior to the termination (annualized in the event the NEO was not employed by us for the entire year) and (ii) MAIP bonus (at the target level) for the year in which the termination occurs.

Agreements with Mr. Crutchfield, Our President and CEO »
We have entered into an employment agreement and CIC Agreement with Mr. Crutchfield, our President and CEO, which provide for severance payments and benefits in connection with termination of Mr. Crutchfield’s employment due to non-renewal by us of his employment agreement, with or without cause, by Mr. Crutchfield for good reason or due to death or disability (each as defined in the employment agreement), as summarized in the following table. To receive these payments and benefits under these agreements, Mr. Crutchfield must execute a release of claims and, in the case of his employment agreement, be in compliance in all material respects with his Restrictive Covenant Agreement and Confidentiality and Invention Assignment Agreement. His employment agreement also includes a Section 280G “best net” excise tax provision that is similar to the one included in the CIC agreements, described under “—Change in Control Agreements.”
Termination Scenario	Payment and Benefits
Without Cause, Company Does Not Renew Employment Agreement or by Mr. Crutchfield with Good Reason
»
An amount equal to the sum of:

(i)
24 months of his base salary and

(ii)
two times his target MAIP bonus, payable in a single lump sum.

»
An amount equal to Mr. Crutchfield ‘s MAIP bonus payment at the target level, prorated based on the termination date, payable in a single lump sum

»
Accelerated vesting of all stock options and RSUs, regardless of any other agreement; PSUs are forfeited

»
Reimbursement for up to 18 months of premium payments for COBRA coverage

Death or Disability
»
Accelerated vesting of all sign-on inducement RSUs and stock options (granted on May 7, 2019)

»
An amount equal to Mr. Crutchfield’s MAIP bonus payment at the target level, prorated based on the termination date

»
Continued health care benefits for Mr. Crutchfield and covered dependents for 18 months (in the case of death) or the length of the period he is receiving disability benefits under our applicable benefit policies (in the case of disability)

Change in Control	Mr. Crutchfield’s CIC agreement will apply, see “—Change in Control Agreements”

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 69

Executive Severance Plan »
The Compensation Committee adopted the Compass Minerals International, Inc. Executive Severance Plan, effective January 1, 2019, which was updated effective May 15, 2020. Each NEO (other than Mr. Crutchfield) participated in the Executive Severance Plan in 2020.
The updated Executive Severance Plan replaced the provision for partial pro rata accelerated vesting of RSUs with full accelerated vesting of RSUs, but made no other changes to the severance payment amounts. The Executive Severance Plan also was revised to include a Section 280G “best net” excise tax provision and to include other administrative changes and changes to conform certain definitions in the Executive Severance Plan with definitions used in our 2020 Incentive Award Plan.
Under the updated Executive Severance Plan, any participant who:
(i)
is involuntarily terminated without Cause (as defined in the Executive Severance Plan), or

(ii)
voluntarily terminates his or her employment with Good Reason (as defined in the Executive Severance Plan) will receive the payments and benefits described below.

To receive these payments and benefits, the NEO must execute a release of claims. The Executive Severance Plan does not provide for any tax gross-up payments.
Executive Severance Plan Payments and Benefits
Lump Sum Cash Payment
»
An amount equal to:

(i)
one times the participant’s annual base salary, plus

(ii)
an amount equal to the higher of the participant’s

(a)
average MAIP bonus for the three full years prior to the year of termination (or fewer if the participant was employed for fewer than three years) and

(b)
MAIP bonus (at the target level) for the year in which the termination occurs, plus

(iii)
the aggregate premium costs for 18 months of coverage under our health, vision, and dental plans

Benefits	» Outplacement counseling services
Bonus Payments and Equity Awards
»
At the election of the Compensation Committee, either:

(i)
any RSUs will be accelerated, or

(ii)
the NEO will receive an equivalent cash payment in lieu of accelerated vesting of RSUs

»
PSUs and options are not impacted by the Executive Severance Plan and will be governed by the applicable award agreements; see “—Bonus Payments and Equity Awards”

The Executive Severance Plan is intended to represent the exclusive severance benefits payable by us to a participant. As a result, any participant who is entitled to receive benefits payable in connection with a change of control pursuant to a CIC agreement may not also receive payments or benefits under the Executive Severance Plan. In other words, a participant may not collect severance benefits under the Executive Severance Plan if he or she receives benefits under a CIC agreement with us.
Although we expect to maintain the Executive Severance Plan indefinitely, we may amend, modify or terminate the Executive Severance Plan at any time. Therefore, severance benefits under the Executive Severance Plan are not guaranteed and may be eliminated in the future.

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COMPENSATION
Agreements with Mr. Schuller, Jr., Our Chief Operations Officer, and Ms. Frontczak, our Chief Legal and Administrative Officer and Corporate Secretary »
We entered into an offer letter with Mr. Schuller, Jr. in connection with Mr. Schuller, Jr. joining us as our Chief Operations Officer. Under this offer letter, Mr. Schuller, Jr.’s sign-on inducement RSUs (granted on September 3, 2019) are subject to accelerated vesting in the event of Mr. Schuller, Jr.’s termination by us without cause, by Mr. Schuller, Jr. for good reason or due to death or disability (each as defined in the offer letter).
In addition, we entered into an offer letter with Ms. Frontczak in connection with Ms. Frontczak joining us as our Chief Legal Officer and Corporate Secretary. Under this offer letter, Ms. Frontczak’s sign-on inducement RSUs (granted on November 6, 2019) are subject to accelerated vesting in the event of Ms. Frontczak’s termination by us without cause, by Ms. Frontczak for good reason or due to death or disability (each as defined in the offer letter).
Agreement with Ms. Jones, Our Former Chief People Officer »
On February 19, 2020, Ms. Jones departed the Company and we subsequently entered into a separation agreement with Ms. Jones, which provided separation payments and benefits. See “Compensation Discussion and Analysis—Executive Compensation Decisions for 2020—Separation Agreement and Compensation of Ms. Jones,” for a description of these separation payments and benefits.
Bonus Payments and Equity Awards »
Bonus Payments. Any NEO who terminates employment, voluntarily or involuntarily, prior to the MAIP payment date will not receive a MAIP bonus payment.
Equity Awards. The treatment of equity awards upon termination of employment depends on the reason for the termination. The following table summarizes treatment of equity awards under various termination scenarios for all NEOs. In addition, the treatment equity awards held by NEOs if they are terminated in certain circumstances is described under “—Agreements with Mr. Crutchfield, our President and CEO,” “—Executive Severance Plan” and “— Agreements with Mr. Schuller, Jr., our Chief Operations Officer and Ms. Frontczak, our Chief Legal and Administrative Officer and Corporate Secretary.”

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 71

Termination Scenario	Treatment Upon Termination of Employment
Change in Control
Options, RSUs and PSUs:
»
Vesting accelerated if awards are not assumed or an equivalent right is not substituted by the successor entity immediately after a change in control.

»
Vesting also accelerated if, within 24 months of a change in control, an NEO is terminated without cause or terminates for good reason. Vested options must be exercised within one year of the termination date.

»
The number of PSUs earned will be determined based on our actual performance through the date of the change in control, termination date or most recent practicable measurement date.

Retirement
Options, RSUs and PSUs:
»
No acceleration of vesting. Unvested awards are retained subject to original terms, except that the number of options, RSUs and PSUs that vest will be prorated based on the time worked during the vesting period. Vested options must be exercised within three years of the retirement date. The number of PSUs earned will be determined based on our actual performance. Retirement is defined as voluntary retirement on or after attaining age 62, with a combined age and years of service equal to or greater than 67.

Disability
Options, RSUs and PSUs:
»
No acceleration of vesting. Unvested awards are retained subject to original terms. Vested options must be exercised within three years of the date of disability. The number of PSUs earned will be determined based on our actual performance.

Death
Options:
»
No acceleration of vesting. Unvested options are retained subject to original terms, except that the number of options that vest will be prorated based on the time worked during the vesting period and the NEO’s beneficiary will have until the third anniversary of the date of death to exercise any vested options.

RSUs and PSUs:
»
Vesting accelerated and released to NEO’s beneficiary within 60 days of date of death. PSUs are paid at the target level.

In May 2020, the Compensation Committee approved certain updates to the treatment of options, RSUs and PSUs upon an NEO’s death, disability or retirement. In addition, the changes included other administrative changes and changes to conform certain definitions in the Executive Severance Plan, CIC Agreements and equity award agreements with definitions used in our 2020 Incentive Award Plan. These changes applied to equity awards granted to NEOs in January 2021, but did not apply to any equity awards held by any NEOs as of December 31, 2020.

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COMPENSATION
2020 POTENTIAL PAYMENTS UPON CHANGE IN CONTROL AND OTHER EVENTS
The following table outlines the value of the potential payments, upon a change in control and other events, that would have been paid to each NEO (other than Ms. Jones) if the NEO’s employment was terminated or a change in control occurred on December 31, 2020. For Ms. Jones, the amounts represent the amounts actually paid under her separation agreement, which is described in “Compensation Discussion and Analysis—Executive Compensation Decisions for 2020—Separation Agreement and Compensation of Ms. Jones.”
Name	Termination Scenario	Lump Sum Payment ($)	MAIP Bonus Amount ($)	Equity Awards(1) ($)	Value of Continued Benefits/ Other Amounts(2) ($)	Total(3) ($)
K. Crutchfield	» Change in Control	6,044,576	1,337,500	9,955,445	—	17,337,522
	» Death	—	1,337,500	9,955,445	19,370	11,312,315
	» Disability	—	1,337,500	9,955,445	31,207	11,324,152
	» Without Cause, Company Does Not Renew Employment Agreement or for Good Reason	4,815,000	1,337,500	4,711,282	19,370	10,883,152
J. Standen	» Change in Control	1,749,820	350,000	2,020,887	—	4,120,706
	» Death	—	—	2,187,517	—	2,187,517
	» Disability	—	—	2,020,887	—	2,020,887
	» Without Cause or for Good Reason	887,365	—	854,699	—	1,742,064
M. Frontczak	» Change in Control	1,561,020	315,000	700,892	—	2,576,912
	» Death	—	—	700,892	—	700,892
	» Disability	—	—	700,892	—	700,892
	» Without Cause or for Good Reason	788,265		458,147	—	1,246,412
S. Griffith	» Change in Control	1,782,020	360,500	2,089,207	—	4,231,727
	» Death	—	—	2,254,392	—	2,254,392
	» Disability	—	—	2,089,207	—	2,089,207
	» Without Cause or for Good Reason	917,522	—	882,349	—	1,799,871
G. Schuller, Jr.	» Change in Control	2,851,020	775,000	2,643,467	—	6,269,487
	» Death	—	—	2,643,467	—	2,643,467
	» Disability	—	—	2,643,467	—	2,643,467
	» Without Cause or for Good Reason	1,452,022	—	2,109,651	—	3,561,673
A. Jones	» Separation Agreement	1,304,850	—	—	269,367	1,574,218

(1)
Represents an estimate of the total value of equity awards with accelerated vesting or that are retained upon the occurrence of the termination scenario. Amounts do not include potential payments for dividend equivalents. For ROIC PSUs granted in 2018, amounts assume that PSUs earned and payable equal 0% of the target number of PSUs awarded (except in the case of death), and for ROIC PSUs granted in 2018 (in the case of death), rTSR PSUs granted in 2018 and all PSUs granted in 2019 and 2020, amounts assume that the target level (or 100%) of performance will be achieved.

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The following table provides the estimates of total value attributable to options, PSUs and RSUs, respectively.
Name	Type of Termination	Options(a) ($)	PSUs(a) ($)	RSUs(a) ($)	Total ($)
K. Crutchfield	» Change in Control	1,340,259	5,244,163	3,371,023	9,955,445
	» Death	1,340,259	5,244,163	3,371,023	9,955,445
	» Disability	1,340,259	5,244,163	3,371,023	9,955,445
	» Without Cause, Non- Renewal of Employment Agreement or Good Reason	1,340,259	—	3,371,023	4,711,282
J. Standen	» Change in Control	21,590	1,144,598	854,699	2,020,887
	» Death	17,317	1,315,501	854,699	2,187,517
	» Disability	21,590	1,144,598	854,699	2,020,887
	» Without Cause or for Good Reason	—	—	854,699	854,699
M. Frontczak	» Change in Control	—	242,745	458,147	700,892
	» Death	—	242,745	458,147	700,892
	» Disability	—	242,745	458,147	700,892
	» Without Cause or for Good Reason	—	—	458,147	458,147
S. Griffith	» Change in Control	21,403	1,185,455	882,349	2,089,207
	» Death	17,167	1,354,876	882,349	2,254,392
	» Disability	21,403	1,185,455	882,349	2,089,207
	» Without Cause or for Good Reason	—	—	882,349	882,349
G. Schuller, Jr.	» Change in Control	—	533,816	2,109,651	2,643,467
	» Death	—	533,816	2,109,651	2,643,467
	» Disability	—	533,816	2,109,651	2,643,467
	» Without Cause or for Good Reason	—	—	2,109,651	2,109,651
A. Jones	» Separation Agreement	―	―	―	―

(a)
Amounts do not include potential payments for dividend equivalents. For ROIC PSUs granted in 2018, amounts assume that PSUs earned and payable equal 0% of the target number of PSUs awarded (except in the case of death), and for ROIC PSUs granted in 2018 (in the case of death), rTSR PSUs granted in 2018 and all PSUs granted in 2019 and 2020, amounts assume that the target level (or 100%) of performance will be achieved.

(2)
For Mr. Crutchfield, amounts represent the estimated value of continued health benefits for 18 months (in the case of death) and 29 months (in the case of disability) and for continued COBRA coverage for 18 months (in the case termination was without cause, non- renewal of his employment agreement or with good reason). For Ms. Jones, amount represents the estimated value of 18 months of COBRA coverage premium payments and $250,000 resulting from her consulting agreement.

(3)
Amounts do not include amounts earned or benefits accumulated due to continued service by the NEO through December 31, 2020, including 401(k) retirement savings and Restoration Plan deferred compensation balances.

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COMPENSATION
CEO PAY RATIO
Under Item 402(u) of Regulation S-K, we are required to present the ratio of our CEO’s annual total compensation to the annual total compensation of our median employee (commonly referred to as the “CEO pay ratio”). As permitted by Item 402(u) of Regulation S-K, to determine our median employee for purposes of calculating our CEO pay ratio, we considered all employees (other than our CEO) employed by us on October 1, 2020 and used these employees’ 2020 base salary, 2020 overtime compensation and 2019 annual incentive bonuses (paid in 2020) as our consistently applied compensation measure. As of October 1, 2020, we had 3,233 employees who were employed on a full-time, part-time or seasonal basis, of which:
»
1,273 were located in Brazil,

»
1,039 were located in the U.S.,

»
750 were located in Canada and

»
171 were located in the U.K.

We annualized base salary for employees who were not employed by us for the entire year and used average 2020 exchange rates to convert compensation of non-U.S. employees into U.S. dollars. We did not make any cost-of-living adjustments.
Based on this information, we identified our median employee to be a full-time U.S. employee, who we believe is a reasonable representation of our median employee for compensation purposes. This individual’s 2020 total compensation, calculated using the same methodology as the 2020 Summary Compensation Table, was $58,935, and our CEO’s 2020 total compensation, as presented in the 2020 Summary Compensation table, was $5,734,860. Based on this information, our 2020 CEO pay ratio was estimated to be 97 to 1.
The CEO pay ratio is a reasonable estimate calculated in accordance with SEC rules. Because the SEC rules for identifying the median employee and calculating the CEO pay ratio allows companies to use different methodologies, exclusions, estimates and assumptions, our CEO pay ratio may not be comparable to the CEO pay ratios reported by other companies.

COMPASS MINERALS INTERNATIONAL, INC. 2021 PROXY STATEMENT | 75

AUDIT MATTERS
APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young audited our annual financial statements for the year ended December 31, 2020. The Audit Committee has appointed Ernst & Young to be our independent registered accounting firm for the year ending December 31, 2021, and our stockholders are asked to ratify this appointment at the Annual Meeting. In determining whether to reappoint Ernst & Young, the Audit Committee considered the qualifications, performance and independence of the firm and the audit engagement team, the quality of its discussion with Ernst & Young and the fees charged by Ernst & Young for the quality and breadth of services provided. We expect representatives of Ernst & Young to attend the Annual Meeting. These representatives will be able to make a statement and respond to questions from our stockholders.
AUDITOR FEES
Auditor fees were principally for audit work performed on our financial statements and internal controls over financial reporting, as well as statutory audits. The following table shows the fees paid or accrued for audit and other services provided by Ernst & Young for 2020 and 2019.
	Fiscal Year Ended December 31,
	2020	2019
E&Y Fees	($ thousands)	($ thousands)
Audit fees(1)	1,528	1,703
Audit-related fees(2)	55	47
Tax fees(3)	13	16
All other fees(4)	0	2
Total fees	1,596	1,768

(1)
Audit fees. Relates to services associated with the audit of our financial statements, audit of our internal controls over financial reporting, review of our quarterly financial statements and statutory audits required internationally.

(2)
Audit-related fees. Relates to services for pension and employee benefit plan audits.

(3)
Tax fees. Relates to tax services, including tax compliance, tax advice and tax planning.

(4)
All other fees. Relates to services that are not included in audit fees, audit-related fees and tax fees.

Under the Audit Committee charter, the Audit Committee must pre-approve all audit and audit-related services provided by the independent registered accounting firm. Each year, the Audit Committee considers a list of specific services and categories of services for pre-approval for the upcoming or current year. Any non-audit services that were not included in the pre-approved list are required to be pre-approved by the Audit Committee in advance under

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AUDIT MATTERS
policies and procedures established by the Audit Committee. The Audit Committee approved all audit, audit-related and tax services provided by the independent registered accounting firm for 2020 and 2019.
VOTE REQUIRED
Stockholders are being asked to ratify the appointment of Ernst & Young as our independent registered accounting firm for 2021. Although the Audit Committee has the sole authority to appoint our independent auditors, our Board believes that submitting the appointment of Ernst & Young to our stockholders for ratification is a matter of good corporate governance. If our stockholders do not ratify the appointment, the Audit Committee will review its future selection of the independent registered accounting firm. Additionally, even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during 2021 if it determines that such a change would be in the best interests of us and our stockholders.
The ratification of the Audit Committee’s selection of Ernst & Young as our independent registered public accounting firm requires the affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote at the meeting. Abstentions will have the same effect as votes against the ratification.
The Board of Directors recommends that you vote FOR the ratification of Ernst & Young as our independent registered public accounting firm for 2021.
Report of the Audit Committee

The Audit Committee reviews our financial reporting process on behalf of the Board of Directors and oversees the entire audit function, including the appointment, compensation and oversight of independent registered public accountants. We have engaged Ernst & Young LLP as our independent auditors since 2005. Our management has the primary responsibility for our financial reporting process, principles and internal controls, as well as preparation of our financial statements. Our independent registered public accountants are responsible for performing an audit of our financial statements and expressing an opinion as to the conformity of such financial statements to accounting principles generally accepted in the United States and effectiveness of our internal controls over financial reporting.
In fulfilling its responsibilities, the Audit Committee reviewed and discussed with our management the audited financial statements for the year that ended December 31, 2020, including a discussion of:
»
the acceptability and quality of the accounting principles,

»
the reasonableness of significant accounting judgments and critical accounting policies and estimates,

»
the clarity of disclosures in the financial statements, and

»
management’s assessment and report on internal control over financial reporting.

The Audit Committee also discussed with the Chief Executive Officer and Chief Financial Officer their respective certifications with respect to our Annual Report on Form 10-K for the year ended December 31, 2020, and discussed with our management their assessment of our internal controls over financial reporting.
The Audit Committee reviewed with the independent registered public accountants who are responsible for expressing opinions on:
(i)
the conformity of those audited financial statements with generally accepted accounting principles, and

(ii)
the effectiveness of internal controls over financial reporting, their judgments as to the acceptability and quality of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and under the standards established by the Public

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Company Accounting Oversight Board (United States), including those matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Release No. 2012-004.
In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board for Independent Auditor Communications with Audit Committees concerning independence and has discussed those disclosures and other matters relating to independence with the independent registered public accountants.
The Audit Committee discussed with our internal auditor and independent registered public accountants the overall scope and plans for their respective audits. The Audit Committee met with the internal auditor and independent registered public accountants, with and without our management present, to discuss the results of their examinations of our internal controls, including controls over the financial reporting process and the overall quality of our financial reporting.
Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by our management and the independent registered public accountants. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of our management and the independent registered public accountants, nor can the Audit Committee certify that the independent registered public accountants are indeed “independent” under applicable rules. The Audit Committee serves a Board-level oversight role in which it provides advice, counsel and direction to our management and the auditors on the basis of the information it receives, discussions with our management and the auditors and the experience of the Audit Committee’s members in business, financial and accounting matters.
In reliance on the reviews and discussions with management and with the independent registered public accountants referred to above, and the receipt of an unqualified opinion from Ernst & Young LLP dated February 26, 2021, regarding our audited financial statements for the year ended December 31, 2020, as well as the opinion of Ernst & Young LLP on the effectiveness of internal controls over financial reporting dated February 26, 2021, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC.
THE AUDIT COMMITTEE
Lori A. Walker, Chair
Valdemar L. Fischer
Richard S. Grant
Joseph E. Reece
Allan R. Rothwell

The foregoing Report of the Audit Committee of the Board of Directors will not be deemed to be soliciting material or be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent we specifically incorporate this information by reference and will not otherwise be deemed to be filed with the SEC under such Acts.

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STOCK OWNERSHIP
Stock Ownership of Certain Beneficial Owners
and Management
The following table sets forth certain information provided to us with respect to beneficial ownership of shares of our common stock as of March 19, 2021 (except where another date is indicated) for:
(i)
each person who is known by us to own beneficially more than 5% of our outstanding shares of common stock,

(ii)
each current director and nominee for director,

(iii)
each NEO, and

(iv)
all of our current directors and executive officers as a group.

	Shares Beneficially Owned(1)
Name and Address of Beneficial Owner	Number	Percent
5% STOCKHOLDERS
BlackRock, Inc.(2) 55 East 52nd Street New York, New York 10055	3,814,595	11.2%
The Vanguard Group(3) 100 Vanguard Boulevard Malvern, Pennsylvania 19355	3,260,086	9.60%
State Street Corporation(4) State Street Financial Center One Lincoln Street Boston, Massachusetts 02111	1,823,952	5.37%
Van Eck Associates Corporation(5) 666 Third Avenue — 9th Floor New York, New York 10017	1,745,149	5.15%
DIRECTORS AND NAMED EXECUTIVE OFFICERS(6)
Kevin S. Crutchfield	194,636	*
Valdemar L. Fischer	10,778	*
Eric Ford	15,513	*
Mary L. Frontczak	1,045	*
Richard S. Grant	71,130	*
S. Bradley Griffith	48,453	*
Angela Y. Jones	―	*
Joseph E. Reece	9,825	*
Allan R. Rothwell	31,437	*
George J. Schuller, Jr.	9,226	*
James D. Standen	40,916	*
Lori A. Walker	11,793	*
Paul S. Williams	19,629	*
Amy J. Yoder	14,939	*
All current directors and executive officers as a group (13 persons)(6)	479,320	1.41%

*
Each having less than 1% of our issued and outstanding common stock.

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(1)
For purposes of this table, information as to the percentage of shares beneficially owned is calculated based on 33,974,853 shares of our common stock outstanding on March 19, 2021, except that the ownership percentages shown for owners of more than 5% of our common stock are based on the respective Schedule 13G and 13G/A Information Statements for December 31, 2020. The amounts and percentages of common stock beneficially owned are reported as determined by SEC rules and include voting or investment power with respect to the shares on the basis of SEC rules governing the determination of beneficial ownership of securities. Except as otherwise indicated in these footnotes, each of the beneficial owners has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

(2)
Based on a Schedule 13G/A Information Statement filed by BlackRock, Inc. on January 27, 2021 for December 31, 2020, disclosing that BlackRock, Inc. has sole voting power over 3,778,422 shares of our common stock, shared voting power over 0 shares of our common stock, sole dispositive power over 3,814,595 shares of our common stock and shared dispositive power over 0 shares of our common stock, which represented in aggregate 11.2% of our common stock at the time of filing. The Schedule 13G/A reports that beneficial owner subsidiaries of the parent holding company are BlackRock Life Limited, BlackRock Advisors, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Investment Management (Australia) Limited, BlackRock (Netherlands) B.V., BlackRock Fund Advisors, BlackRock Asset Management Ireland Limited, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG and BlackRock Investment Management, LLC.

(3)
Based on a Schedule 13G/A Information Statement filed by The Vanguard Group on February 10, 2021 for December 31, 2020, disclosing that The Vanguard Group has sole voting power over 0 shares of our common stock, shared voting power over 78,702 shares of our common stock, sole dispositive power over 3,153,082 shares of our common stock and shared dispositive power over 107,004 shares of our common stock, which represented in aggregate 9.60% of our common stock at the time of filing. The Schedule 13G/A reports that beneficial owner subsidiaries of the parent holding company are Vanguard Asset Management, Limited, Vanguard Fiduciary Trust Company, Vanguard Global Advisors, LLC, Vanguard Group (Ireland) Limited, Vanguard Investments Australia, Ltd, Vanguard Investments Canada Inc., Vanguard Investments Hong Kong Limited and Vanguard Investments UK, Limited.

(4)
Based on a Schedule 13G Information Statement filed by State Street Corporation on February 8, 2021 for December 31, 2020, disclosing that State Street Corporation has sole voting power over 0 shares of our common stock, shared voting power over 1,681,890 shares of our common stock, sole dispositive power over 0 shares of our common stock and shared dispositive power over 1,823,952 shares of our common stock, which represented in aggregate 5.37% of our common stock at the time of filing. The Schedule 13G reports that beneficial owner subsidiaries of the parent holding company are SSGA Funds Management, Inc., State Street Global Advisors Limited (UK), State Street Global Advisors LTD (Canada), State Street Global Advisors, Australia Limited, State Street Global Advisors Ireland Limited and State Street Global Advisors Trust Company.

(5)
Based on a Schedule 13G Information Statement filed by Van Eck Associates Corporation on February 11, 2021 for December 31, 2020, disclosing that Van Eck Associates Corporation has sole voting power over 1,745,149 shares of our common stock, shared voting power over 0 shares of our common stock, sole dispositive power over 1,745,149 shares of our common stock and shared dispositive power over 0 shares of our common stock, which represented in aggregate 5.15% of our common stock at the time of filing.

(6)
For our NEOs and executive officers, number of shares beneficially owned includes beneficial ownership of stock options that were exercisable as of March 19, 2021 or within 60 days thereafter (as listed below), RSUs that vest within 60 days of March 19, 2021 (as listed below), 100% (the target level) of the rTSR PSUs that were granted in April 2018 and are due to vest in April 2021, 0% of the ROIC PSUs that were granted in April 2018 and are due to vest in April 2021 and shares of our common stock held in employees’ 401(k) accounts. For our directors, number of shares beneficially owned includes RSUs that vest within 60 days of March 19, 2021 (as listed below) and DSUs, including DSUs that that vest within 60 days of March 19, 2021 (as listed below).

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STOCK OWNERSHIP
Directors and Named Executive Officers	Stock Options	RSUs and PSUs	DSUs
Kevin S. Crutchfield	168,163	15,724	—
Valdemar L. Fischer	―	—	8,778
Eric Ford	―	2,500	3,401
Mary L. Frontczak	―	―	―
Richard S. Grant	―	―	42,250
S. Bradley Griffith	32,128	5,172	―
Angela Y. Jones	―	―	―
Joseph E. Reece	―	―	8,825
Allan R. Rothwell	―	―	20,924
George J. Schuller, Jr.	―	―	―
James D. Standen	20,397	5,218	―
Lori A. Walker	―	―	9,914
Paul S. Williams	―	―	18,200
Amy J. Yoder	―	1,250	10,359
All current directors and executive officers as a group (13 persons)	220,688	29,864	122,651
Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our outstanding common stock to file with the SEC reports of their ownership of our common stock and furnish us with copies of these reports.
Based solely on a review of the copies of the reports furnished to us and written representations from our directors and executive officers that no additional reports were required, we believe that during 2020 all of our directors and executive officers complied with all applicable Section 16(a) filing requirements on a timely basis, with the following exceptions. A late Form 4 was filed for Ms. Yoder, Ms. Walker and Mr. Fischer related to deferred sock units and common stock issued on March 31, 2020 as director compensation due to administrative error. In addition, a late Form 4 was filed for Mr. Crutchfield related to the vesting of RSUs on May 7, 2020 due to administrative error.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
2021 Annual Meeting of Stockholders
Tuesday, May 18, 2021 12:00 p.m., Central time	www.virtualshareholder meeting.com/CMP2021	Only stockholders of record as of the close of business on March 19, 2021 may vote	Stockholders of record are entitled to one vote per share of common stock

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What is the purpose of the Annual Meeting?

The purpose of the Annual Meeting is to consider and act upon the following proposals:
Members of our management team and representatives of Ernst & Young are expected to attend the Annual Meeting and be available to respond to questions from stockholders.
»
Why did I receive a one-page notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our stockholders. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice of Internet Availability. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.
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How can I get electronic access to the proxy materials?

The Notice of Internet Availability will provide you with instructions regarding how to view our proxy materials for the Annual Meeting on the internet and how to instruct us to send future proxy materials, including the Notice of Internet Availability, to you electronically by email. Our proxy materials are also available on our website at www.compassminerals.com.

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Q&A ABOUT THE ANNUAL MEETING
»
What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or proxy card?

It means that your shares are held in more than one account at the transfer agent or with banks or brokers. Please vote all of your shares by voting by telephone or internet with respect to each Notice of Internet Availability you receive, or by completing and returning each proxy card you receive.
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How can I request and receive a paper or email copy of the proxy materials?

You may request and receive a paper or email copy of the proxy materials at no cost:
In each case, you will need your 16-digit control number included on your Notice of Internet Availability to request the materials.
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Who is entitled to vote?

The record date for the meeting was March 19, 2021. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date, there were 33,974,853 shares of our common stock outstanding.
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Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank or brokerage firm, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the Notice of Internet Availability is being forwarded to you by your bank or brokerage firm (the “record holder”). If you request printed copies of the proxy materials by mail, you will receive a voting instruction form from the record holder. As the beneficial owner, you have the right to direct your record holder how to vote your shares and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to “routine” items but will not be permitted to vote your shares with respect to “non-routine” items. In the case of a “non-routine” item, your shares will be considered “broker non-votes” on that proposal.
As the beneficial owner of shares, you are invited to attend the Annual Meeting and will need the 16-digit control number included on your Notice of Internet Availability, on your proxy card or on the instructions that accompanied your proxy materials to attend or vote at the Annual Meeting.
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Which ballot measures are considered “routine” or “non-routine”?

The vote to ratify the appointment of Ernst & Young as our independent registered accounting firm for 2021 (Proposal 3) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 3.
The other proposals (Proposals 1 and 2) are considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist for Proposals 1 and 2. It is important that you vote or direct the voting of your stock.

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How many shares must be present to hold the meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, via webcast or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.
»
Who may attend the Annual Meeting?

All our stockholders as of the record date, March 19, 2021, may attend the Annual Meeting.
»
How do I attend, participate in and vote during the Annual Meeting?

The Annual Meeting will be accessible through the internet. Due to the public health impact of the coronavirus (COVID-19) and to support the safety, health and well-being of our stockholders, employees and other partners, we will be holding the annual meeting via live webcast at www.virtualshareholdermeeting.com/CMP2021.
We have worked to offer the same participation opportunities as were provided at our past in-person meetings while making participation available to all stockholders with internet connectivity regardless of their location.
To be admitted and participate in the Annual Meeting at www.virtualshareholdermeeting.com/CMP2021, you will need the 16-digit control number included on your Notice of Internet Availability, on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.
This year’s stockholder question and answer session will include questions submitted in advance of the Annual Meeting and questions submitted live during the Annual Meeting. You may submit a question in advance of the meeting at www.proxyvote.com after logging in with your 16-digit control number. Questions may be submitted during the Annual Meeting through www.virtualshareholdermeeting.com/CMP2021.
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What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, a majority vote of the stockholders who are represented at the meeting may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken and no other notice will be given unless the adjourned meeting is more than 30 days later or a new record date is fixed.
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What if I do not return my proxy and do not attend the Annual Meeting?

If you are a record holder (that is, your shares are registered in your own name with our transfer agent) and you do not vote your shares, your shares will not be voted at the Annual Meeting.
If you hold your shares in “street name,” and you do not give your bank, broker, or other holder of record specific voting instructions for your shares at the Annual Meeting, your record holder can vote your shares on the ratification of the independent registered accounting firm (Proposal 3). However, your record holder cannot vote your shares without your specific instructions on the other proposals (Proposals 1 and, 2), so it is important that you provide such voting instructions.
For the proposals listed above for which a bank or broker cannot vote without your instruction, if you do not provide voting instructions to your bank or broker on such proposals, the votes will be considered “broker non-votes” and will not be counted in determining the outcome of the vote. “Broker non-votes” will be counted as present for purposes of determining whether a quorum is present to hold the Annual Meeting.

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Q&A ABOUT THE ANNUAL MEETING
»
How do I vote?

Stockholders of Record »		Beneficial Owners »
Have your Notice or proxy card in hand and follow the instructions.
If you are a beneficial owner and your shares are held by a bank, broker or other nominee, you should follow the instructions provided to you by that firm. Although most banks and brokers now offer voting by mail, telephone and on the Internet, availability and specific procedures will depend on their voting arrangements.

BY TELEPHONE	Dial toll-free, 24/7, 1-800-690-6903
BY INTERNET	Visit, 24/7, www.proxyvote.com
BY MAIL	Complete, date and sign your proxy card and send by mail in the enclosed postage-paid envelope
BY MOBILE DEVICE	Scan the QR code
ONLINE DURING THE ANNUAL MEETING	Vote online during the Annual Meeting at www.virtualshareholdermeeting.com/CMP2021
The deadline to vote by phone or electronically is 11:59 p.m. Eastern Time on May 17, 2021. If you vote by phone or electronically, you do not need to return a proxy card.

»
Who will count the votes?

Broadridge Financial Services, Inc. will tabulate the votes.
»
How does the Board of Directors recommend I vote on the proposals?

Our Board recommends that you vote:
Agenda Item		Board Recommendation	Page Reference
1	Elect eight director nominees, each for a one-year term	FOR each Director Nominee	15
2	Approve, on an advisory basis, for of the compensation of our named executive officers	FOR	36
3	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021	FOR	76

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What if I do not specify how my shares are to be voted?

Agenda Item		Your Vote Will Be Considered Cast as
1	Elect eight director nominees, each for a one-year term	FOR each Director Nominee
2	Approve, on an advisory basis, for of the compensation of our named executive officers	FOR
3	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021	FOR

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Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. However, if any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders will vote your shares in accordance with their best judgment.
»
What happens if a nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee.
»
What are the voting requirements to approve each of the proposals, and how will broker non-votes and abstentions be treated?

Agenda Item		Votes Required	Abstentions	Broker Non-Votes
1	Elect eight director nominees, each for a one-year term	Affirmative vote of a majority of the votes cast (number of votes cast FOR exceeds the votes cast AGAINST)	No effect	Not taken into account
2	Approve, on an advisory basis, for of the compensation of our named executive officers	Affirmative vote of a majority of the shares present	Counted as AGAINST	Not taken into account
3	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2021	Affirmative vote of a majority of the shares present	Counted as AGAINST	Not applicable

»
Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and to publish final results in a Current Report on Form 8-K filed with the SEC no later than May 24, 2021. After the Form 8-K is filed, you may obtain a copy by visiting our website.

OTHER MATTERS
We know of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their judgment.

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ADDITIONAL FILINGS AND INFORMATION
To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding our stock, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our proxy materials, until one or more of these stockholders notifies us that they want to receive separate copies. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions. Stockholders who hold shares in “street name” may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.
If an intermediary broker, dealer or bank holds your shares in “street name,” your consent to householding may be sought, or may already have been sought, by or on behalf of the intermediary. If you wish to revoke a consent to householding obtained by a broker, dealer or bank that holds shares for your account, you may do so by calling Broadridge, toll-free at 1-800-542-1061. You will need your 16-digit control number. You may also write to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717, or contact your broker, bank or other intermediary.
Broadridge Householding Department 51 Mercedes Way Edgewood, New York 11717
toll-free 1-800-542-1061
If you are a stockholder of record and receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our proxy materials mailed to you, please submit a request to:
Compass Minerals International, Inc. Attention: Secretary 9900 West 109th Street, Suite 100 Overland Park, Kansas 66210
1-913-344-9200
We will promptly send you what you have requested. However, please note that if you want to receive a paper proxy or voting instruction form or other proxy materials for purposes of the Annual Meeting, follow the instructions included in the Notice of Internet Availability that was sent to you. You can also contact us at the address above if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.
Our SEC filings are available without charge through our website at www.compassminerals.com. Additional copies of the Company’s Annual Report to Stockholders are available upon a written request to:
Compass Minerals International, Inc. Attention: Secretary 9900 West 109th Street, Suite 100 Overland Park, Kansas 66210
Proxy Solicitation

We will bear the entire cost of this proxy solicitation. We have retained Innisfree to help our Board solicit proxies. We expect to pay approximately $20,000 plus out-of-pocket expenses for their help. Solicitation of proxies is also being made by our management at the direction of our Board, without additional compensation, through the mail, in person or by telephone. We will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request.

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Stockholder Proposals and Nominations for Our 2022 Annual Meeting

Any stockholder who intends to present a proposal or submit a nominee for election to our Board at our 2022 annual meeting of stockholders must deliver the proposal or nomination notice to:
Compass Minerals International, Inc. Attention: Secretary 9900 West 109th Street, Suite 100 Overland Park, Kansas 66210
Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act must be received no later than December 3, 2021 and satisfy the requirements of Rule 14a-8 in order to be included in our Proxy Statement for our 2022 annual meeting.
Stockholder proposals not made under Rule 14a-8 and stockholder notices for nominations not to be included in our annual Proxy Statement must be received between January 18, 2022 and February 17, 2022 and satisfy the requirements of our Bylaws in order to be presented at our 2022 annual meeting. However, if the 2022 annual meeting is held more than 30 days before or after the anniversary of the 2021 annual meeting, then to be timely the stockholder’s notice must be delivered not earlier than the close of business on the 120th day prior to the 2022 annual meeting and not later than the close of business on the 90th day prior to the 2022 annual meeting or, if later, the 10th day following the day on which we first make a public announcement or disclosure of the date of such meeting.
Stockholder notices for nominations to be included in our annual Proxy Statement pursuant to our Bylaws must be must be submitted to the Secretary between November 3, 2021 and December 3, 2021 and satisfy the requirements of our Bylaws in order to be included in our Proxy Statement for our 2022 annual meeting. The notice must set forth the information required for nominations not intended for inclusion in our Proxy Statement along with other information required by the proxy access provisions of our Bylaws. However, if the 2022 annual meeting is not scheduled to be held more than 30 days before or after the anniversary of the 2021 annual meeting, then the stockholder’s nomination notice must be delivered by the later of the close of business on the 180th day prior to the 2022 annual meeting or the 10th day following the day on which we first make a public announcement or disclosure of the date of such meeting.
By Order of the Board of Directors,

April 2, 2021	Mary L. Frontczak Chief Legal and Administrative Officer and Corporate Secretary

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Compass Minerals
9900 West 109th Street
Suite 100
Overland Park, Kansas 66210
compassminerals.com

COMPASS MINERALS INTERNATIONAL, INC. 9900 WEST 109th ST., SUITE 100 OVERLAND PARK, KS 66210 VOTE BY INTERNET Before The Meeting — Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 17, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting — Go to www.virtualshareholdermeeting.com/CMP2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE — 1-800-690-6903 Use any touch- tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 17, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE BY 401K STOCKHOLDERS Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 15, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D37916-P51885 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY COMPASS MINERALS INTERNATIONAL, INC. The Board of Directors recommends you vote FOR each of the following nominees: 1.      Election of Directors For Against Abstain 1a)Kevin S. Crutchfield!!! 1b)Eric Ford!!! 1c)Richard S. Grant!!! 1d)Joseph E. Reece!!! 1e)Allan R. Rothwell!!! 1f)Lori A. Walker!!! 1g)Paul S. Williams!!! 1h)Amy J. Yoder!!! The Board of Directors recommends that you vote FOR Proposal 2 and FOR Proposal 3: 2.Approve, on an advisory basis, the compensation of Compass Minerals’ named executive officers, as set forth in the proxy statement. 3.Ratify the appointment of Ernst & Young LLP as Compass Minerals’ independent registered accounting firm for 2021. In their discretion, the named proxies are authorized to vote on any other business properly brought before the meeting and any adjournments or postponements thereof. For Against Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as representative, please give full title and attach papers showing authority, unless previously provided. Joint owners should each sign personally. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. D37917-P51885 COMPASS MINERALS INTERNATIONAL, INC. Annual Meeting of Stockholders May 18, 2021 at 12:00 p.m. Central Time This proxy is solicited by the Board of Directors The undersigned hereby appoints MARY L. FRONTCZAK and ZOE A. VANTZOS, and each of them with full power of substitution, proxies of the undersigned to vote the shares of common stock of Compass Minerals International, Inc. (“Compass Minerals”), at the Annual Meeting of Stockholders to be held online at www.virtualshareholdermeeting.com/CMP2021 on Tuesday, May 18, 2021 at 12:00 p.m. Central Time, and at any postponements or adjournments thereof. Without limiting the authority granted herein, the above named proxies are expressly authorized to vote as directed by the undersigned as to those matters set forth on the reverse side hereof and in their discretion on all other matters that are properly brought before the Annual Meeting and at any postponements or adjournments thereof. If more than one of the above named proxies shall be present virtually or by substitution at such meeting or at any postponement or adjournment thereof, the majority of said proxies so present and voting, virtually or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any proxy heretofore given to vote at such meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is given, this proxy will be voted FOR each of the nominees, FOR Proposal 2, FOR Proposal 3 and as said proxies deem advisable on such other matters as may properly come before the meeting and any postponements or adjournments thereof.